                                                                  Exhibit 10.145

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "AMENDMENT") is dated effective as of the 11th day of May, 2004 (the "EFFECTIVE DATE"), by and between ASG WATAUGA PAVILION, LTD., a Texas limited partnership ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("PURCHASER").

                                    RECITALS

     A. Seller and Purchaser have previously entered into that certain Purchase and Sale Agreement dated effective April 20, 2004 (as amended, the "CONTRACT") in connection with the sale of certain property located in Watauga, Tarrant County, Texas, as more fully described therein.

     B. Seller and Purchaser wish to amend the terms of the Contract in order to extend certain dates contained therein.

                                    AGREEMENT

     NOW, THEREFORE, for and in consideration of the foregoing premises, and the covenants and agreements of the parties set forth hereinbelow, together with other good and valuable consideration received by each of the parties, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties, the parties do hereby covenant and agree as follows:

     1. DEFINITIONS. Capitalized terms which are used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

     2. INSPECTION PERIOD. The definition of "Inspection Period" as contained in SECTION 1 of the Contract is hereby amended to provide that the Inspection Period will expire at 5:00 p.m., Dallas, Texas time on Friday, May 21, 2004. Notwithstanding anything contained herein to the contrary, Purchaser hereby acknowledges that as of the Effective Date of this Amendment, (a) except as expressly provided on EXHIBIT A attached hereto, Purchaser has approved the condition of the Property, (b) Purchaser hereby waives any and all claims and rights whatsoever to terminate the Contract pursuant to SECTION 6.3 thereof except for those issues shown on EXHIBIT A, and (c) that the Inspection Period is being extended solely to allow Seller and Purchaser to resolve the issues set form on EXHIBIT A. In the event that any of such issues are not resolved on or before the expiration of the Inspection Period, as so extended, Purchaser must elect to either (i) terminate this Agreement by written notice delivered to Seller prior to the expiration of the Inspection Period, as so extended (which written notice shall specifically set forth Purchaser's reason(s) for termination), in which case Escrow Agent will return the Earnest Money to Purchaser, or (ii) waive such unresolved issue(s) and proceed toward Closing. If Purchaser does not deliver the written notice of termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have waived any and all claims or rights whatsoever to terminate this Agreement pursuant to
SECTION 6.3 of the Contract, and Seller and Purchaser will proceed with the Closing.

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     3.   CLOSING DATE. The definition of "Closing Date" as contained in
SECTION 1 of the Contract is hereby deleted in its entirety, and replaced with the following:

          "CLOSING DATE: May 27, 2004, or on such earlier date as may be mutually agreed to by Seller and Purchaser, subject to the terms and provisions of this Agreement."

     4. RATIFICATION. Except as expressly provided in this Amendment, all of the terms and provisions of the Contract shall remain unaffected, unchanged and unimpaired by reason of this Amendment. The Contract, as amended by this Amendment, is hereby ratified, confirmed and continued in full force and effect.

     5. COUNTERPARTS. This Amendment may be executed in counterparts, in which case all such counterparts taken together shall constitute one and the same instrument which is binding upon all parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart. Facsimile signatures shall be treated as original signatures hereon.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the
Effective Date stated above.

                                                SELLER:

                                                ASG WATAUGA PAVILION, LTD.,
                                                a Texas limited partnership

                                                By: ASG Real Estate Company,
                                                    a Texas corporation
                                                    General Partner


                                                    By: /s/ Ahmad A. Sbaiti
                                                        ------------------------
                                                    Name: Ahmad A. Sbaiti
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------


                                                PURCHASER:

                                                INLAND REAL ESTATE ACQUISITIONS,
                                                INC.,
                                                an Illinois corporation


                                                By: /s/ G. Joseph Cosenza
                                                   -----------------------------
                                                Name: G. Joseph Cosenza
                                                     ---------------------------
                                                Title: President
                                                      --------------------------

Signature Page

     Escrow Agent hereby executes this Third Amendment to Purchase and Sale Agreement solely for the purposes of acknowledging the provisions regarding the disbursement of the Earnest Money, as may be amended hereby.

                                                ESCROW AGENT:

                                                CHICAGO TITLE INSURANCE COMPANY


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

Signature Page

                                    EXHIBIT A

                               LIST OF OPEN ISSUES

1. Seller and Purchaser shall have mutually agreed (in their respective reasonable discretion) upon the form and substance of the Post-Closing Escrow and Master Lease Agreement to be executed at Closing. In addition to the matters contemplated by the Contract, the Post-Closing Escrow and Master Lease Agreement will include a provision for an escrow to be deposited by Seller at Closing in connection with a credit to be given to Purchaser for Purchaser's pro rata share of any free rent attributable to the period after the Closing Date applicable to the Tenant Lease with Party City and the Tenant Lease with Half Price Books.

2. Seller and Purchaser shall have mutually agreed (in their respective reasonable discretion) upon the form and substance of a side letter agreement to be executed at Closing with respect to the payment of any tenant improvement allowances for tenants who have performed the finish-out under their respective Tenant Leases prior to Closing, but as of the Closing Date have not provided to Seller the documentation required under the applicable Tenant Lease as a condition to the payment of the tenant improvement allowance.

3. Seller shall have provided Purchaser with verification of the rent start date and the subsequent free rental period in connection with the Oshman's Lease.

4. Seller shall have provided Purchaser with evidence reasonably satisfactory to Purchaser of the resolution of the roof/gutter drainage issues for the Bed Bath and Beyond premises and the PetsMart premises, as more fully described in the letter dated April 22, 2004 from G. Joseph Cosenza to Adam Howells and James Hankins.

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                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "AMENDMENT") is dated effective as of the 6th day of May, 2004 (the "EFFECTIVE DATE"), by and between ASG WATAUGA PAVILION, LTD., a Texas limited partnership ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("PURCHASER").

                                    RECITALS

      A. Seller and Purchaser have previously entered into that certain Purchase and Sale Agreement dated effective April 20, 2004 (as amended, the "CONTRACT") in connection with the sale of certain property located in Watauga, Tarrant County, Texas, as more fully described therein.

      B. Seller and Purchaser wish to amend the terms of the Contract in order to extend certain dates contained therein.

                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the foregoing premises, and the covenants and agreements of the parties set forth hereinbelow, together with other good and valuable consideration received by each of the parties, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties, the parties do hereby covenant and agree as follows:

      1. DEFINITIONS. Capitalized terms which are used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

      2. INSPECTION PERIOD. INSPECTION PERIOD. The definition of "Inspection Period" as contained in SECTION 1 of the Contract is hereby amended to provide that the Inspection Period will expire at 5:00 p.m., Dallas, Texas time on Tuesday, May 11, 2004. Notwithstanding anything contained herein to the contrary, Purchaser hereby acknowledges that as of the Effective Date of this Amendment, (a) except as expressly provided on EXHIBIT A attached hereto, Purchaser has approved the condition of the Property, (b) Purchaser hereby waives any and all claims and rights whatsoever to terminate the Contract pursuant to SECTION 6.3 thereof except for those issues shown on EXHIBIT A, and
(c) that the Inspection Period is being extended solely to allow Seller and Purchaser to resolve the issues set forth on EXHIBIT A. In the event that any of such issues are not resolved on or before the expiration of the Inspection Period, as so extended, Purchaser must elect to either (i) terminate this Agreement by written notice delivered to Seller prior to the expiration of the Inspection Period, as so extended (which written notice shall specifically set forth Purchaser's reasons(s) for termination), in which case Escrow Agent will return the Earnest Money to Purchaser, or (ii) waive such unresolved issue(s) and proceed toward Closing. If Purchaser does not deliver the written notice of termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have waived any and all claims or rights whatsoever to terminate this Agreement pursuant to SECTION 6.3 of the Contract, and Seller and Purchaser will proceed with the Closing.

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      3.    ACCESS EASEMENTS. Seller and Purchaser hereby agree that, upon the request of Seller, Purchaser shall grant to Seller at Closing one or more access easements across the portions of the Property that are immediately adjacent to the tracts of land currently owned by Seller and more commonly described as Lots 4, 5R and 6R-1, Block 1 of Watauga Pavilion, the form and substance of which easements shall be acceptable to Seller and Purchaser in their respective reasonable discretion.

      4. RATIFICATION. Except as expressly provided in this Amendment, all of the terms and provisions of the Contract shall remain unaffected, unchanged and unimpaired by reason of this Amendment. The Contract, as amended by this Amendment, is hereby ratified, confirmed and continued in full force and effect.

      5. COUNTERPARTS. This Amendment may be executed in counterparts, in which case all such counterparts taken together shall constitute one and the same instrument which is binding upon all parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart. Facsimile signatures shall be treated as original signatures hereon.

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the
Effective Date stated above.

                                                SELLER:


                                                ASG WATAUGA PAVILION, LTD.,
                                                a Texas limited partnership

                                                By: ASG Real Estate Company,
                                                    a Texas corporation
                                                    General Partner


                                                    By:  /s/ Ahmad A. Sbaiti
                                                        ------------------------
                                                    Name: Ahmad A. Sbaiti
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------


                                                PURCHASER:

                                                INLAND REAL ESTATE ACQUISITIONS,
                                                INC.,
                                                an Illinois corporation


                                                By: /s/ G. Joseph Cosenza
                                                   -----------------------------
                                                Name: G. Joseph Cosenza
                                                     ---------------------------
                                                Title: President
                                                      --------------------------

Signature Page

      Escrow Agent hereby executes this Second Amendment to Purchase and Sale Agreement solely for the proposes of acknowledging the provisions regarding the disbursement of the Earnest Money, as may be amended hereby.

                                                ESCROW AGENT:

                                                CHICAGO TITLE INSURANCE COMPANY


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

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                                    EXHIBIT A

                               LIST OF OPEN ISSUES

1. Purchaser shall have received a revised Title Commitment and revised Survey which addresses, to Purchaser's reasonable satisfaction, those matters described in that certain letter dated May 6, 2004 from Andrew Viola to Seller and to Seller's counsel setting forth Purchaser's objections to title and survey matters pursuant to SECTION 5.3 of the Contract.

2. Seller and Purchaser shall have mutually agreed (in their respective reasonable discretion) upon the form and substance of the Post-Closing Escrow and Master Lease Agreement to be executed at Closing.

3. Seller and Purchaser shall have mutually agreed (in their respective reasonable discretion) upon the form and substance of a side letter agreement to be executed at Closing with respect to the payment of any tenant improvement allowances for tenants who have performed the finish-out under their respective Tenant Leases prior to Closing, but as of the Closing Date have not provided to Seller the documentation required under the applicable Tenant Lease as a condition to the payment of the tenant improvement allowance.

4. Seller shall have provided Purchaser with verification of the rent start date and the subsequent free rental period in connection with the Oshman's Lease.

5. Seller shall have provided Purchaser with evidence reasonably satisfactory to Purchaser of the resolution of the roof/gutter drainage issues for the Bed Bath and Beyond premises and the PetsMart premises, as more fully described in the letter dated April 22, 2004 from G. Joseph Cosenza to Adam Howells and James Hankins.

6. Verification by Purchaser during the Inspection Period of all representations and covenants made by Seller in that certain letter received by Purchaser via facsimile dated April 27, 2004 from James J. Hankins of ASG Real Estate Company to G. Joseph Cosenza.

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                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "AMENDMENT") is dated effective as of the 28th day of April, 2004 (the "EFFECTIVE DATE"), by and between ASG WATAUGA PAVILION, LTD., a Texas limited partnership ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("PURCHASER").

                                    RECITALS

      A. Seller and Purchaser have previously entered into that certain Purchase and Sale Agreement dated effective April 20, 2004 (the "CONTRACT") in connection with the sale of certain property located in Watauga, Tarrant County, Texas, as more fully described therein.

      B. Seller and Purchaser wish to amend the terms of the Contract in order to extend certain dates contained therein.

                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the foregoing premises, and the covenants and agreements of the parties set forth hereinbelow, together with other good and valuable consideration received by each of the parties, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties, the parties do hereby covenant and agree as follows:

      1. DEFINITIONS. Capitalized terms which are used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

      2. INSPECTION PERIOD. INSPECTION PERIOD. The definition of "Inspection Period" as contained in SECTION 1 of the Contract is hereby amended to provide that the Inspection Period will expire at 5:00 p.m., Dallas, Texas time on Thursday, May 6, 2004. Notwithstanding anything contained herein to the contrary, Purchaser hereby acknowledges that as of the Effective Date of this Amendment, (a) except as expressly provided on EXHIBIT A attached hereto, Purchaser has approved the Condition of the Property, (b) Purchaser hereby waives any and all claims and rights whatsoever to terminate the Contract pursuant to SECTION 6.3 thereof except for those issues shown on EXHIBIT A. and
(c) that the Inspection Period is being extended solely to allow Seller and Purchaser to resolve the issues set forth on EXHIBIT A. In the event that any of such issues are not resolved on or before the expiration of the Inspection Period, as so extended, Purchaser must elect to either (i) terminate this Agreement by written notice delivered to Seller prior to the expiration of the Inspection Period, as so extended (which written notice shall specifically set forth Purchaser's reason(s) for termination), in which case Escrow Agent will return the Earnest Money to Purchaser, or (ii) waive such unresolved issue(s) and proceed toward Closing. If Purchaser does not deliver the written notice of termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have waived any and all claims or rights whatsoever to terminate this Agreement pursuant to SECTION 6.3 of the Contract, and Seller and Purchaser will proceed with the Closing.

      3. RATIFICATION. Except as expressly provided in this Amendment, all of the terms and provisions of the Contract shall remain unaffected, unchanged and unimpaired by reason of

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this Amendment. The Contract, as amended by this Amendment, is hereby ratified, confirmed and continued in full force and effect.

      4. COUNTERPARTS. This Amendment may be executed in counterparts, in which case all such counterparts taken together shall constitute one and the same instrument which is binding upon all parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart. Facsimile signatures shall be treated as original signatures hereon.

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the
Effective Date stated above.

                                                SELLER:

                                                ASG WATAUGA PAVILION, LTD.,
                                                a Texas limited partnership

                                                By: ASG Real Estate Company,
                                                    a Texas corporation
                                                    General Partner


                                                    By: /s/ Ahmad A. Sbaiti
                                                        ------------------------
                                                    Name: Ahmad A. Sbaiti
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------


                                                PURCHASER:

                                                INLAND REAL ESTATE ACQUISITIONS,
                                                INC.,
                                                an Illinois corporation


                                                By: /s/ B. Joseph Cosenza
                                                   -----------------------------
                                                Name: B. Joseph Cosenza
                                                     ---------------------------
                                                Title: President
                                                      --------------------------

Signature Page

      Escrow Agent hereby executes this First Amendment to Purchase and Sale Agreement solely for the purposes of acknowledging the provisions regarding the disbursement of the Earnest Money, as may be amended hereby.

                                                ESCROW AGENT:

                                                CHICAGO TITLE INSURANCE COMPANY


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

Signature Page
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                                   EXHIBIT A

                               LIST OF OPEN ISSUES

1. Seller shall have delivered the Survey to Purchaser on or before May 4, 2004, and Purchaser shall have the opportunity to review and approve the Survey with the existing title commitment and exception documents as provided in the Contract.

2. The form and content of the KPMG audit letter shall have been agreed upon by Seller and KPMG, in their respective reasonable discretion.

3. Seller and Purchaser shall have mutually agreed (in their respective reasonable discretion) upon the form and substance of the Post-Closing Escrow and Master Lease Agreement to be executed at Closing.

4. Seller and Purchaser shall have mutually agreed (in their respective reasonable discretion) upon the form and substance of a side letter agreement to be executed at Closing with respect to the payment of any tenant improvement allowances for tenants who have performed the finish-out under their respective Tenant Leases prior to Closing, but as of the Closing Date have not provided to Seller the documentation required under the applicable Tenant Lease as a condition to the payment of the tenant improvement allowance.

5. Seller shall have provided Purchaser with verification of the rent start date and the subsequent free rental period in connection with the Oshman's Lease.

6. Seller shall have provided Purchaser with evidence reasonably satisfactory to Purchaser of the resolution of the roof/gutter drainage issues for the Bed Bath and Beyond premises and the PetsMart premises, as more fully described in the letter dated April 22, 2004 from G. Joseph Cosenza to Adam Howells and James Hankins.

7. Verification by Purchaser during the Inspection Period of all representations and covenants made by Seller in that certain letter received by Purchaser via facsimile dated April 27, 2004 from James J. Hankins of ASG Real Estate Company to G. Joseph Cosenza (the actual original letter and documentation described therein not having been received by Purchaser as of the date hereof).

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                           PURCHASE AND SALE AGREEMENT

      This PURCHASE AND SALE AGREEMENT ("AGREEMENT") is made and entered into effective as of the Effective Date by and between ASG WATAUGA PAVILION, LTD., a Texas limited partnership ("SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("PURCHASER").

                             SECTION 1 - DEFINITIONS

      DEFINITIONS. As used herein, the following terms have the meanings given to them below:

            BILL OF SALE AND ASSIGNMENT: A bill of sale, conveyance and assignment instrument, in the form of EXHIBIT "C" attached hereto and incorporated herein by reference, conveying the Personal Property, Tenant Leases, Contracts, Licenses and Permits and Intangible Property to Purchaser.

            BROKER: Holiday Fenoglio Fowler, L.P., 8401 North Central Expressway, Suite 400, Dallas, Texas 75225, Attn. Barry M. Brown/Adam Howells,
Telephone: 214.265.0880, Facsimile: 214.265.9564.

            CLOSING: The exchange of documents and funds to consummate the transaction contemplated herein.

            CLOSING DATE: The date of Closing, which will be on the date that is five (5) business days following the expiration of the Inspection Period or on such earlier date as may be mutually agreed to by Seller and Purchaser, subject to the terms and provisions of this Agreement.

            CODE: The Internal Revenue Code of 1986, as heretofore or hereafter amended, and the regulations from time to time promulgated thereunder.

            COMMISSION: The commission payable to Broker upon the Closing pursuant to a separate agreement between Seller and Broker.

            CONTRACTS: All right, title and interest of Seller in and to any and all management agreements, service contracts, maintenance contracts, warranties, guaranties, bonds, construction contracts, architectural contracts, parking agreements and other written agreements affecting the operation of the Land or Improvements.

            COUNTY: Tarrant County, the county in which the Property is located.

            DEED: A special warranty deed, in the form of EXHIBIT "B" attached hereto and incorporated herein by reference, conveying the Land and Improvements to Purchaser, subject to the Permitted Exceptions.

            DUE DILIGENCE ITEMS: The reports and other written information relating to the Property identified under SECTION 11.1(d) hereof as having been delivered to Purchaser prior to the Effective Date.

            DUE DILIGENCE DELIVERY DATE: The date prior to the Effective Date on which Seller delivered to Purchaser all of the Due Diligence Items as required under SECTION 11.1(d) hereof. Such date is hereby designated and agreed upon as March 29, 2004.

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            EARNEST MONEY: Funds delivered by Purchaser to Escrow Agent in accordance with SECTION 4 (less the Independent Consideration), to be held by Escrow Agent and applied to the Purchase Price or otherwise disbursed in accordance with the provisions of this Agreement.

            EFFECTIVE DATE: The date Escrow Agent acknowledges its receipt of a fully-executed counterpart of this Agreement and agrees to be bound by the provisions hereof.

            ESCROW AGENT: Chicago Title Insurance Company, Attention:
Nancy Castro, Assistant Vice President and Senior Escrow Officer, 171 North Clark Street, Chicago, Illinois 60601, Telephone: 312.223.2709; Facsimile:
312.223.2108.

            IMPROVEMENTS: All right, title and interest of Seller in and to any buildings, structures, fixtures, utility lines and infrastructure presently situated on or under the Land.

            INSPECTION PERIOD: The period of time beginning on the Due Diligence Delivery Date and ending at 5:00 p.m. Dallas, Texas time on the date that is 30 days thereafter.

            INTANGIBLE PROPERTY: All right, title and interest of Seller in and to the trade name "Watauga Pavilion" and any and all other trade names, trademarks and logos used by Seller exclusively in the operation or identification of the Land and Improvements (and not in connection with Seller's other business or properties), and any goodwill related thereto. Intangible Property shall not include, without limitation, the names "ASG" and "Al Shall".

            LAND: Approximately 21.6435 acres of land located at 7600-7620 Denton Highway in Watauga, Tarrant County, Texas, being more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference, together with all benefits, privileges, hereditaments, rights and appurtenances pertaining to such land.

            LICENSES AND PERMITS: All right, title and interest of Seller in and to all licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps or plats, conditional and special use permits and similar entitlements issued, approved or granted to or for the benefit of Seller which relate to the Land, Improvements, Personal Property, Tenant Leases, Contracts or Intangible Property.

            MAJOR TENANTS: Collectively, the following tenants under a Tenant Lease at the Property: Pier 1 Imports, Office Depot, Oshmans, Ross, Bed Bath & Beyond, Cost Plus World Market, PetsMart, Half Price Books and Party City. The other tenants under a Tenant Lease at the Property not identified as constituting a Major Tenant under this definition are collectively referred to as the "ADDITIONAL TENANTS" hereunder.

            MASTER LEASE PREMISES: Collectively, (i) the rentable tenant space within the Improvements that is vacant and unoccupied and is not subject to any Tenant Lease at Closing, and (ii) the rentable tenant space to be constructed by Seller after Closing within the Post-Closing Improvements. The Master Lease Premises shall be identified and designated at Closing by written notice from Seller to Purchaser. The Master Lease Premises (including the Post-Closing Improvements) is anticipated to comprise approximately 13,000 total square feet of rentable space, and the Master Lease Premises will be covered by the Post-Closing Escrow and Master Lease Agreement executed and delivered at Closing as provided herein.

            MASTER LEASE REDUCTION: After Closing, each reduction in the tenant space constituting the Master Lease Premises that shall automatically occur upon the Occupancy by a tenant under a new Tenant Lease covering that portion of the Master Lease Premises. Upon each new Occupancy of a portion of the Master Lease Premises after Closing, (i) the tenant space covered by the applicable new

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Tenant Lease shall be automatically removed from the Post-Closing Escrow and
Master Lease Agreement and shall no longer constitute a portion of the Master Lease Premises, (ii) the rent, additional rent and other triple-net sums payable to Purchaser under the Post-Closing Escrow and Master Lease Agreement from the Master Lease Rent Escrow shall automatically be reduced by the gross amount of all of base rent, additional rent, triple-net payments and tenant reimbursables payable and/or scheduled for payment under the applicable Tenant Lease during the remaining portion of the term of the Post-Closing Escrow and Master Lease Agreement, (iii) the amount under the previous ITEM (ii) shall be immediately released and disbursed to Seller from the Master Lease Rent Escrow, and (iv) the future monthly payment amounts to be made out of the Master Lease Rent Escrow shall be automatically recalculated upon the release and disbursement of the amount under the previous ITEM (iii) based on the amount remaining in the Master Lease Rent Escrow and the number of months remaining in the term of the Post-Closing Escrow and Master Lease Agreement.

            MASTER LEASE RENT ESCROW: That certain separate escrow account established with Escrow Agent into which the aggregate amount of $715,960.00 will be funded at Closing. Such amount constitutes Seller's total rental obligations, triple-net obligations and other monetary obligations under the Post-Closing Escrow and Master Lease Agreement (other than the monetary obligations under the Post-Closing Escrow and Master Lease Agreement secured by the Post-Closing Construction Escrow and the TILC Escrow). All such obligations shall be paid and satisfied out of the Master Lease Rent Escrow as same become due and payable under the Post-Closing Escrow and Master Lease Agreement. The Post-Closing Escrow and Master Lease Agreement shall govern the establishment, use, handling, disbursement and conditions of the Master Lease Rent Escrow.

            OCCUPANCY: For purposes of determining (i) the tenant space constituting the Master Lease Premises and (ii) the extent and amount of each Master Lease Reduction, a tenant under a Tenant Lease shall be considered in "Occupancy" of its space in the Improvements or the Post-Closing Improvements, as applicable, if:

            (1) me tenant under the applicable Tenant Lease has (A) taken occupancy of the premises demised under such Tenant Lease, (B) has accepted (without any unsatisfied written conditions to such acceptance), or has been deemed to have accepted, such premises in accordance with the Tenant Lease, and (C) has commenced paying full rent and expense reimbursements as required under the Tenant Lease; each of items (A), (B) and (C) above shall be evidenced by or confirmed in one or more writings delivered from the tenant or on behalf of the tenant (which writings may be in the form of letters, certificates, estoppels, cancelled checks, written wire confirmations or similar written forms of communication) or, alternatively, if item (A) and/or item (B) above have been satisfied but the satisfaction thereof has not been evidenced by any such writings, then Seller may elect to deliver a written certification to Purchaser representing to Purchaser that item (A) and/or item (B) above, as applicable, have been satisfied in lieu of such writings from the tenant;

            (2) Substantial Completion of the premises demised under such Tenant Lease (to the extent such premises comprise a portion of the Post-Closing Improvements) has occurred in accordance with the terms of SECTION 15.4 hereof;

            (3) Purchaser shall have received from Seller reasonably satisfactory evidence that all tenant improvement allowances required under the Tenant Lease and leasing commissions payable in connection with the execution of the Tenant Lease have been fully paid; and

            (4) the tenant under the Tenant Lease has opened the demised premises for business with the public for a period of not less than one calendar day.

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            PERMITTED EXCEPTIONS: The defects, liens, encumbrances and other matters affecting title to the Property to which Purchaser does not object or is deemed to have accepted in accordance with this Agreement.

            PERSONAL PROPERTY: All right, title and interest of Seller in and to the furniture, fixtures, fittings, apparatus, equipment, machinery and other items of tangible and intangible personal property, if any, affixed to the Land or Improvements and used in connection with the operation, maintenance or management of the Land or Improvements.

            POST-CLOSING CONSTRUCTION ESCROW: That certain separate escrow account established with Escrow Agent into which the amount of $473,000.00 will be funded by Seller at Closing to secure the performance and completion of the Post-Closing Construction, as more particularly set forth under SECTION 15.4 hereof. The Post-Closing Escrow and Master Lease Agreement shall govern the establishment, use, handling, disbursement and conditions of the Post-Closing Construction Escrow.

            POST-CLOSING ESCROW AND MASTER LEASE AGREEMENT: That certain agreement entered into by and between Purchaser, Seller and Escrow Agent at Closing governing, among others, (a) the establishment, use, handling, disbursement and conditions of each of the TILC Escrow, the Post-Closing Construction Escrow and the Master Lease Rent Escrow as separate escrow accounts thereunder, and (b) the Seller's post-Closing rights and obligations with respect to the Post-Closing Construction and the Master Lease Premises (including, without limitation, the Post-Closing Leasing Rights). All interest earned on the funds held in the Post-Closing Construction Escrow, the TILC Escrow and the Master Lease Rent Escrow shall be disbursed to Seller on a quarterly basis and shall not constitute a portion of such escrows. The form of Post-Closing Escrow and Master Lease Agreement is attached hereto as EXHIBIT "G" and made a part hereof (or, if not attached hereto, then the form thereof shall be agreed upon in good faith by and between Seller and Purchaser in their respective reasonable discretion within ten (10) days after the Effective Date and, upon such agreement, that form shall be deemed attached hereto as EXHIBIT "G").

            POST-CLOSING IMPROVEMENTS: As defined in SECTION 15.4 hereof. For purposes of this Agreement, the "base shell condition" of the Post-Closing Improvements shall be comprised of the work and improvements described on EXHIBIT "J" attached hereto and made a part hereof.

            POST-CLOSING LEASING PERIOD: As defined in SECTION 15.2 hereof.

            POST-CLOSING LEASING CRITERIA: Those leasing standards and parameters described on and attached hereto as EXHIBIT "H" and made a part hereof.

            POST-CLOSING LEASING RIGHTS: The right (but not the obligation) of Seller to cause all or any portion of the Master Lease Premises to be leased pursuant to the terms and provisions of this Agreement and the terms and provisions of the Post-Closing Escrow and Master Lease Agreement during the Post-Closing Leasing Period, as more particularly set forth in SECTION 15.2 hereof.

            PROPERTY: The Land, Improvements, Personal Property, Tenant Leases, Contracts, License and Permits and Intangible Property.

            PURCHASE PRICE: The Purchase Price in an amount equal to $35,668,068.00 to be paid by Purchaser to Seller for the Property at Closing.

            PURCHASER: The party described as Purchaser in the initial paragraph of this Agreement, and any and all successors and assigns of such party, subject to the provisions of SECTION 14.3.

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            PURCHASER'S LENDER: Purchaser's first-lien mortgage lender, if any, who has made a loan to Purchaser that is secured as of the applicable date by a deed of trust covering the Property.

            SELLER: The party described as Seller in the initial paragraph of this Agreement.

            STATE: Texas, the state in which the Property is located.

            SURVEY: A survey and metes and bounds description of the Land and Improvements, prepared by the licensed surveyor that prepared Seller's existing survey of the Land, which Survey must substantially conform to the Survey specifications attached hereto as EXHIBIT "E" and made a part hereof.

            SURVIVING OBLIGATIONS: Liabilities and obligations which, by their express terms, survive the Closing or the termination of this Agreement.

            TENANT LEASES: All right, title and interest of Seller as the lessor or landlord under all oral and written leases, subleases, rental agreements, tenancies or other rights of occupancy or use and all amendments, modifications and supplements thereto for any portion of the Land or Improvements.

            TENANT NOTICE: A notice letter addressed to the tenant(s) under the Tenant Leases informing such tenants of the change in ownership of the Property, Purchaser's name and address, Purchaser's assumption of Seller's responsibility with respect to security deposits under the Tenant Leases (if any), and such other information as Seller and Purchaser reasonably determine to be necessary or desirable.

            TILC ESCROW: Collectively, those two certain separate escrow accounts established with Escrow Agent into which Seller will fund at Closing
(i) $195,000.00 for the payment of certain tenant improvement expenses incurred by Seller in connection with Seller's exercise of the Post-Closing Leasing Rights (including, without limitation, taking the Post-Closing Improvements to the condition of a "vanilla box" over and above a base shell condition), and
(ii) $39,000.00 for the payment of certain leasing commissions incurred by Seller in connection with Seller's exercise of the Post-Closing Leasing Rights, pursuant to the terms hereof. Such expenses and commissions will be paid out of the applicable portion of the TILC Escrow as they become due and payable under the new Tenant Leases for the Master Lease Premises. The Post-Closing Escrow and Master Lease Agreement shall govern the establishment, use, handling, disbursement and conditions of the TILC Escrow.

            TITLE COMMITMENT: A current Commitment for Title Insurance pertaining to the Property for the issuance to Purchaser of the Title Policy from the Title Company.

            TITLE COMPANY: Republic Title of Texas, Inc., as agent for Chicago Title Insurance Company, 2626 Howell Street, 10th Floor, Dallas, Texas 75204, Attn. Nancy Colaluca, Telephone: 214 855. 8855, Facsimile: 214. 855. 8852.

            TITLE POLICY: An Owner Policy of Title Insurance in the standard form promulgated for use in the State to be issued by the Title Company as agent for Chicago Title Insurance Company (utilizing a 50%/50% split between Republic Title and Chicago Title of the gross premiums received for same, or such other premium sharing arrangement as is agreed upon by such parties) in the full amount of the Purchase Price, dated as of the Closing Date, insuring Purchaser's fee simple title to the Land to be good and indefeasible, subject to the Permitted Exceptions.

All terms used herein, whether or not defined in this SECTION 1, and whether used in singular or plural form, refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

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                         SECTION 2 - PURCHASE AND SALE

      Subject to the terms, provisions and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the Property for the Purchase Price and other consideration stated herein.

                           SECTION 3 - PURCHASE PRICE

      Purchaser will pay the Purchase Price to Seller at Closing in accordance with SECTION 12 by wire transfer, a cashier's check or other method sufficient to provide Seller with "same day" or "good" funds ("CASH FUNDS").

                            SECTION 4 - EARNEST MONEY

      4.1 DEPOSIT. Within 2 business days after the Effective Date, Purchaser must deliver to Escrow Agent an Earnest Money deposit of $500,000.00 in Cash Funds. Upon the Closing, the Earnest Money will be applied to the Purchase Price. If the Closing does not occur as required pursuant to this Agreement, then Escrow Agent must disburse the Earnest Money in the manner provided for elsewhere herein. Escrow Agent must invest the Earnest Money in an interest-bearing account at a federally-insured bank in a manner that will allow Escrow Agent to disburse the Earnest Money upon 2 days' notice. All interest or other earnings on the Earnest Money will become the property of Purchaser and will not constitute a part of the Earnest Money and must be disbursed to Purchaser notwithstanding the party entitled to the Earnest Money, Purchaser's obligation to deliver the Earnest Money as provided in this SECTION 4.1 is a condition precedent to Seller's obligations and Purchaser's rights hereunder.
If Purchaser fails to deposit the Earnest Money as required herein. Seller may terminate this Agreement upon written notice to Purchaser prior to Purchaser's deposit of the Earnest Money (without any opportunity by Purchaser to cure). Following any termination by Seller in accordance with this SECTION 4.1, neither party will have any further rights, obligations, or remedies under this Agreement (other than Surviving Obligations).

      4.2 INDEPENDENT CONSIDERATION. Seller and Purchaser hereby acknowledge that $100 of the Earnest Money is independent consideration for this Agreement (the "INDEPENDENT CONSIDERATION"). The parties have bargained for such amount as consideration for Purchaser's exclusive option to purchase the Property pursuant to the terms of this Agreement and for Seller's execution of this Agreement, in addition to other consideration described in this Agreement. The Independent Consideration is not refundable and, upon Closing or upon any termination of this Agreement (except in the case of a termination by Purchaser pursuant to SECTION 13.1 hereof because of an uncured default by Seller hereunder), Escrow Agent must disburse the Independent Consideration to Seller. If Escrow Agent returns the Earnest Money to Purchaser in accordance with this Agreement for any reason (except in the case of a termination by Purchaser pursuant to SECTION
13.1 hereof because of an uncured default by Seller hereunder), Escrow Agent must deliver the Independent Consideration to Seller notwithstanding any other provision of this Agreement.

      4.3 ESCROW AGENT. Escrow Agent must sign this Agreement to acknowledge its receipt of this Agreement and to evidence that Escrow Agent agrees to be bound by the obligations contained herein.

                      SECTION 5 - SURVEY AND TITLE MATTERS

      5.1 SURVEY. Within 15 days after the Effective Date, Seller must deliver the Survey to Purchaser.

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      5.2   TITLE COMMITMENT. Prior to the Effective Date, the Title Company has
furnished to Purchaser the Title Commitment, together with copies of all documents constituting exceptions to Seller's title as reflected in the Title Commitment.

      5.3 REVIEW PERIOD. Purchaser will have a period of 5 days after the delivery of the Survey in which to review and deliver to Seller in writing such objections as Purchaser may have to anything contained or set forth in the Title Commitment (including, without limitation, any objections Purchaser may have to the standard printed exceptions contained in a standard form of title insurance commitment in the State), the title exception documents or the Survey. If Purchaser timely objects to any matter contained in the Title Commitment, title exception documents or Survey, Seller will have 2 business days after receipt of Purchaser's objections within which Seller may (but will not be obligated to) attempt to cure such objections. If Seller notifies Purchaser at any time that Seller is unable or unwilling to cure any such objections, then within 2 business days from Seller's notice, Purchaser must elect to either (i) terminate this Agreement, in which case Escrow Agent will return the Earnest Money to Purchaser, or (ii) waive such objections and proceed toward Closing. If Purchaser does not elect either CLAUSE (i) or (ii) within such 2 business day period, then Purchaser will be deemed to have elected CLAUSE (ii). In all cases, however, Purchaser's right to terminate this Agreement pursuant to this SECTION
5.3 will lapse and terminate upon the expiration of the Inspection Period.
Each item to which Purchaser does not object within the 5-day period described above, or to which Purchaser objects, but Purchaser waives, or is deemed to have waived by not terminating this Agreement, will be considered a Permitted Exception.

      5.4 TITLE POLICY. At Closing, Title Company must issue to Purchaser the Title Policy. Seller will pay the standard premium for the Title Policy at Closing, together with the cost of any extended coverage, endorsements or other modifications available in the State, as a charge against Seller, to be reflected as such on the closing statement. Purchaser will be responsible for the cost of any mortgagee's title policy and related extended coverage, endorsements, or other modifications to such mortgagee's title policy.

                        SECTION 6 - INSPECTION AND AUDIT

      6.1 SCOPE OF INSPECTION. Seller agrees that Purchaser may enter upon the Property to conduct such inspections and audits as Purchaser may desire, at Purchaser's sole cost and expense, during the Inspection Period. In connection therewith, Seller agrees to cooperate in good faith with Purchaser's auditors (which Purchaser has identified as being KPMG) in regard to the inspections permitted to be made by Purchaser hereunder, but without any additional material expense to Seller. Such entry may be made (a) subject to the rights of Tenants at the Property; and (b) during normal business hours (except to the extent approved by Seller in its discretion). Prior to entering upon the Property, however, Purchaser must provide to Seller (i) at least 24 hours' prior written notice of its election to conduct any such on-site inspection, and (ii) evidence of adequate insurance underwritten by an insurer reasonably acceptable to Seller, naming Seller as an additional insured party, and otherwise reasonably acceptable to Seller. Furthermore, Purchaser must not undertake any invasive testing procedures with respect to any portion of the Property without Seller's prior written permission. Purchaser must immediately restore the Property to its original pre-inspection condition, if changed due to the tests and inspection performed by Purchaser. If Purchaser does not purchase the Property pursuant to this Agreement, Purchaser will deliver to Seller, promptly after notice from Seller requesting same (but subject to Seller's reimbursement to Purchaser of 50% of the reasonable out-of-pocket expenses incurred by Purchaser in obtaining same), any and all studies or tests, including, without limitation, soils tests, topographical information, structural tests and engineering studies obtained by Purchaser in connection with its inspection of the Property (collectively, the "STUDIES"). The provisions of this SECTION 6.1 will survive any termination of this Agreement. Purchaser will make a good faith effort to disclose the general results of the Studies to Seller, either

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verbally or in writing, but any failure by Purchaser to make such disclosure will not constitute a default hereunder nor restrict or limit Purchaser's right of termination under SECTION 6.3 hereof.

      6.2 INDEMNITY. PURCHASER HEREBY INDEMNIFIES, DEFENDS AND HOLDS SELLER AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES OF SELLER AND SELLER'S PARTNERS AND AFFILIATES (COLLECTIVELY, THE "SELLER PARTIES") HARMLESS FROM AND AGAINST ANY CLAIMS, COSTS, EXPENSES, LOSSES, DAMAGES, INJURIES, SUITS OR CAUSES OF ACTION (COLLECTIVELY, "CLAIMS") WHICH ANY SELLER PARTY SUFFERS OR INCURS AS A RESULT OF THE PRESENCE ON THE PROPERTY OF PURCHASER OR PURCHASER'S AGENTS, INDEPENDENT CONTRACTORS, SERVANTS, OR EMPLOYEES, INCLUDING, WITHOUT LIMITATION, (I) ANY AND ALL REASONABLE ATTORNEYS' FEES INCURRED BY THE SELLER PARTIES AS A RESULT OF A CLAIM RELATING TO SUCH MATTERS, AND (II) ANY MECHANICS' OR MATERIALMEN'S LIENS IMPOSED AGAINST ALL OR ANY PORTION OF THE PROPERTY BY A PARTY CLAIMING TO BE PERFORMING AN INSPECTION OR AUDIT ON PURCHASER'S BEHALF. PURCHASER FURTHER WAIVES AND RELEASES ANY CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION OR OTHER REMEDIES OF ANY KIND WHATSOEVER AGAINST THE SELLER PARTIES FOR PROPERTY DAMAGE OR BODILY OR PERSONAL INJURY TO PURCHASER OR PURCHASER'S AGENTS, INDEPENDENT CONTRACTORS, SERVANTS OR EMPLOYEES ARISING OUT OF THE INSPECTION OF THE PROPERTY, UNLESS CAUSED BY THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF ANY OF THE SELLER PARTIES. The provisions of this SECTION 6.2 will survive the Closing and any termination of this Agreement.

      6.3 INSPECTION PERIOD. If Purchaser notifies Seller and Escrow Agent in writing on or before the expiration of the Inspection Period that Purchaser, for any reason whatsoever or for no reason at all, does not desire to purchase the Property pursuant to this Agreement, then this Agreement shall, upon the timely delivery of such written notice, automatically terminate, and Escrow Agent shall immediately return the Earnest Money to Purchaser, and the parties hereto will have no further obligations hereunder except for Surviving Obligations. If Purchaser does not deliver written notice of termination on or before the expiration of the Inspection Period, then Purchaser will have waived any and all claims or rights whatsoever to terminate this Agreement, pursuant to this
SECTION 6.3, and Purchaser and Seller will proceed with the Closing.

      6.4 CONTRACT ACCEPTANCE. Prior to the expiration of the Inspection Period, Purchaser will provide Seller with a list of those Contracts which Purchaser is not willing to assume at Closing (collectively, the "REJECTED CONTRACTS"). Any and all Contracts not timely identified as Rejected Contracts will be deemed to be accepted by Purchaser (collectively the "ACCEPTED CONTRACTS") and all obligations of Seller arising thereunder on or after the Closing Date will be assumed by Purchaser at Closing. Seller agrees to terminate at Closing all Contracts timely designated as Rejected Contracts, except as provided herein to the contrary.

                      SECTION 7 - DISCLAIMER OF WARRANTIES

      7.1 GENERAL. PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT PURCHASER HAS OR WILL HAVE, PRIOR TO THE END OF THE INSPECTION PERIOD, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY. PURCHASER IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND WILL

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RELY UPON SAME, AND, UPON CLOSING, WILL ASSUME THE RISK OF ANY ADVERSE MATTERS,
INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, THAT MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INSPECTIONS AND INVESTIGATIONS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE PROPERTY ON AN "AS IS, WHERE IS" AND "WITH ALL FAULTS" BASIS, WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. PURCHASER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING OUT OF, OR WITH RESPECT OR IN RELATION TO, ANY REPRESENTATIONS, WARRANTIES OR COVENANTS, WHETHER EXPRESS OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN, OR WHICH MAY HAVE BEEN DEEMED TO HAVE BEEN MADE OR GIVEN, BY SELLER OR ITS AGENTS OR REPRESENTATIVES, EXCEPT FOR THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON THE CLOSING, PURCHASER AGREES TO ASSUME ALL RISK AND LIABILITY (AND AGREES THAT SELLER WILL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PROPERTY AS TO MATTERS ARISING ON OR AFTER THE CLOSING DATE.

      7.2 SPECIFIC. WITHOUT LIMITING THE GENERAL PROVISIONS OF SECTION 7.1, BUT SUBJECT TO THE PROVISIONS OF SECTION 7.3, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, AS TO MATTERS OF TITLE, ZONING, COMPLIANCE WITH STATUTES, LAWS, REGULATIONS, OR ORDINANCES, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY, INCLUDING, WITHOUT LIMITATION: (I) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, AND (II) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES
THAT SELLER HAS NOT WARRANTED, AND DOES NOT HEREBY WARRANT, THAT THE PROPERTY NOW OR IN THE FUTURE WILL MEET OR COMPLY WITH THE REQUIREMENTS OF ANY SAFETY, BUILDING, ZONING OR PLATTING CODES, OR ENVIRONMENTAL LAW OR LAWS OF THE STATE, COUNTY, OR CITY IN WHICH THE PROPERTY IS LOCATED OR ANY OTHER AUTHORITY OR JURISDICTION.

      7.3 EXCLUDED ITEMS. THE PROVISIONS OF THIS SECTION 7 ARE LIMITED SO AS TO NOT BE CONSTRUED AS DIMINISHING OR NEGATING (I) SELLER'S RESPONSIBILITY FOR ANY REPRESENTATIONS PROVIDED IN SECTION 10 HEREOF (BUT ONLY TO THE EXTENT EXPRESSLY PROVIDED AND FOR THE DURATION STATED), AND (II) ANY WARRANTY OF TITLE SET FORTH IN THE DEED TO BE DELIVERED BY SELLER TO PURCHASER AT CLOSING.

      7.4   SURVIVAL; NO MERGER WITH DEED. THE TERMS AND PROVISIONS OF THIS
SECTION 7 WILL EXPRESSLY SURVIVE THE CLOSING AND WILL NOT MERGE INTO THE DEED AND OTHER DOCUMENTS TO BE DELIVERED BY SELLER TO PURCHASER AT CLOSING.

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                             SECTION 8 - COMMISSION

      8.1 COMMISSION. Seller is responsible for payment of the Commission to Broker pursuant to the terms of a separate commission agreement. If the Closing does not occur for any reason, no Commission is payable to Broker.

      8.2 INDEMNITY. EACH PARTY HERETO REPRESENTS TO THE OTHER THAT (I) THERE ARE NO REAL ESTATE COMMISSIONS, FINDERS' FEES OR BROKERS' FEES THAT HAVE BEEN OR WILL BE INCURRED IN CONNECTION WITH THIS AGREEMENT OR THE SALE OF THE PROPERTY OTHER THAN THE COMMISSION PAYABLE TO BROKER, AND (II) SUCH PARTY HAS NOT AUTHORIZED ANY BROKER OR FINDER (OTHER THAN BROKER) TO ACT ON SUCH PARTY'S BEHALF IN CONNECTION WITH THE SALE AND PURCHASE HEREUNDER. EACH PARTY HERETO AGREES TO INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, COSTS OR EXPENSES OF ANY KIND OR CHARACTER ARISING OUT OF OR RESULTING FROM ANY AGREEMENT, ARRANGEMENT OR UNDERSTANDING (EXCEPT AS SET FORTH IN SECTION 8.1) ALLEGED TO HAVE BEEN MADE BY SUCH PARTY WITH ANY BROKER OR FINDER IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY. THIS OBLIGATION WILL SURVIVE THE CLOSING OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

                            SECTION 9 - RISK OF LOSS

      9.1 TAKING. If there is a taking by condemnation or similar proceedings or actions of only a portion of the Property which is not material to the use of the remainder of the Property (as mutually determined by Seller and Purchaser in their reasonable discretion), this Agreement will remain in full force and effect, and Seller must pay or assign to Purchaser at Closing Seller's interest in and to any condemnation awards or proceeds from any such proceedings or actions in lieu thereof to the extent such awards or proceeds relate to the Property. If there is a taking by condemnation or similar proceedings or actions of all of the Property or a portion of the Property which is material to the use of the remainder of the Property (as mutually determined by Seller and Purchaser in their reasonable discretion), Purchaser will have the option to terminate this Agreement upon written notice to Seller within 10 days of such condemnation, but in no event later than the Closing Date, in which event Escrow Agent shall then immediately return the Earnest Money to Purchaser, and neither Purchaser nor Seller will have any further rights or obligations hereunder except for Surviving Obligations. If Purchaser does not exercise its option to terminate this Agreement, then this Agreement will remain in full force and effect and Seller must pay or assign to Purchaser at Closing Seller's interest in and to any and all condemnation awards or proceeds from such proceedings or actions in lieu thereof or to the extent such awards or proceeds relate to the Property.

      9.2 CASUALTY. If a portion of the Property is damaged by an insured casualty prior to Closing and the cost of repairing such damage is:

            (a) less than or equal to $350,000 in regard to the replacement cost of the Improvements and Personal Property, then this Agreement will remain in full force and effect, and, at Seller's option, Seller must repair the damage or pay or assign to Purchaser at Closing Seller's interest in and to the casualty insurance proceeds payable as a result of the casualty together with a Closing credit against the Purchase Price in favor of Purchaser in the amount of the applicable deductible; or

            (b) more than $350,000 in regard to the replacement cost of the Improvements and Personal Property, then Seller and Purchaser each will have the option to terminate this Agreement upon written notice to the other within 10 days of such casualty, but in no event later than the Closing Date.

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Following any such termination, Escrow Agent shall then immediately return the
Earnest Money to Purchaser and neither Purchaser nor Seller will have any further rights or obligations hereunder except for Surviving Obligations. If neither party exercises its option to so terminate this Agreement, then this Agreement will remain in full force and effect and Seller must pay or assign to Purchaser at Closing Seller's interest in and to any and all casualty insurance proceeds, together with a Closing credit against the Purchase Price in favor of Purchaser in the amount of the applicable deductible.

                          SECTION 10 - REPRESENTATIONS

      10.1 SELLER REPRESENTATIONS. Seller makes the following representations, as of the Effective Date and as of the Closing Date:

            (a) AUTHORITY. Seller is a Texas limited partnership validly existing under the laws of the state of its organization and has all requisite power and authority to enter into and perform this Agreement. Each person executing this Agreement on behalf of Seller warrants that such person has all requisite authority to do so.

            (b) FOREIGN INVESTOR DISCLAIMER. Seller is not a "foreign person," as such term is defined in Section 1445 of the Code, and the sale of the Property is not subject to the federal income tax withholding requirements of such section of the Code. Seller shall execute and deliver to Purchaser at Closing a certificate ("FIRPTA CERTIFICATE") certifying to same.

            (c) TITLE. Seller has good and indefeasible title to the Land and Improvements, subject only to the Permitted Exceptions.

            (d) CONDEMNATION. To Seller's knowledge, there is no pending or threatened condemnation or similar proceeding affecting the Property.

            (e) LITIGATION. To Seller's knowledge, there is no pending or threatened litigation or administrative proceeding affecting Seller or the Property.

            (f) LEASES. To Seller's knowledge, (i) there are no leases, tenancies or other similar rights of occupancy or use for any portion of the Property other than those in favor of (A) Seller, (B) tenants under the Tenant Leases, and (C) parties granted such rights under the Permitted Exceptions, and
(ii) the copies of the Tenant Leases delivered by Seller to Purchaser on the Due Diligence Delivery Date are true, accurate and complete copies thereof in all material respects. Seller has not received any written notice from any Tenant under a Tenant Lease of any default by Seller, as landlord, under any such Tenant Lease. Seller has not delivered any written notice of any material default to any tenant under a Tenant Lease, except as may be disclosed to Purchaser in connection with the Due Diligence Items.

            (g) NO TRANSFER. Seller is not a party to any contract, agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion of the Property.

            (h) NOTICES. Seller has not received written notice of any presently existing (i) material violation of any ordinance, regulation, law, or statute of any governmental agency pertaining to the Property, (ii) judicial or administrative proceedings that could result in a change, redefinition or modification of the zoning classification of the Property, (iii) material violation of any applicable environmental laws or the presence of any substance or condition in material violation of applicable environmental laws, or (iv) material structural defect in the Improvements.

            (i) BANKRUPTCY; INSOLVENCY. There are no attachments, execution proceedings, assignments for the benefit of creditors, insolvency proceedings, receiverships, conservatorships or

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voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws currently pending against Seller, nor, to Seller's knowledge, has Seller received any written notice of any of the foregoing actions currently pending against any tenant at the Property.

            (j) NO THIRD PARTY CONTRACT RIGHTS. To Seller's best knowledge, no portion of the Property is subject to an earnest money contract, right of first refusal for acquisition, purchase option or similar contractual right of acquisition that would be binding on Purchaser or the Property at or after Closing, other than this Agreement and the Permitted Exceptions. To Seller's best knowledge, no tenant under the Tenant Leases has any right or option to acquire fee title to the Property, or any material portion thereof, from Seller that would be binding on Purchaser or the Property at or after Closing.

            (k) UTILITIES. To Seller's actual knowledge, all water, sewer, gas, electric, telephone, drainage and other utility services required by any applicable laws for the operation of the Property as it is now being operated are installed and connected to public utilities pursuant to valid permits.

            (l) ZONING RESTRICTIONS. To Seller's actual knowledge, there are no pending proceedings to materially alter or materially restrict the zoning applicable to the Property that would cause a landlord default under any of the Tenant Leases.

            (m) ADDITIONAL LANDS. Save and except as disclosed by the Permitted Exceptions, the Survey or the Due Diligence Items and except as provided to the contrary in this Agreement, Seller uses no portion of any other tract of real property, whether pursuant to a written agreement or otherwise, which is necessary for the lawful operation of the Property. Notwithstanding the foregoing, Purchaser acknowledges that the Property is subject to the Wetlands Notice and the Mitigation Plan (as described in SECTION 15.1 hereof) and that the Property may utilise certain off-site land in connection with same.

            (n) RENT ROLL. To Seller's best knowledge, the rent roll for the Property delivered to Purchaser prior to the Effective Date (the "Rent Roll") and all of the information reflected thereon, is correct, accurate and complete in all material respects as of the date thereof.

            (o) CONTRACTS. Except as otherwise disclosed by the Due Diligence Items, Seller has not received written notice of any default or breach on the part of Seller under any of the Accepted Contracts. To Seller's best knowledge, other than the Contracts delivered to Purchaser as a part of the Due Diligence Items, there are no other Contracts covering the Property as of the Effective Date that will be binding on Purchaser after the Closing.

            (p) LEASING COSTS. There are currently no leasing commission agreements entered into by or on behalf of Seller for the payment of Leasing Costs (as defined in SECTION 12.4(e)) that will be binding on Purchaser after Closing, expect to the extent Purchaser is given a credit at Closing for same.

As used herein, the term "SELLER'S KNOWLEDGE" means the current actual knowledge of Ahmad Sbaiti and James Hankins, without implying any obligation of inquiry or investigation.

      10.2 PURCHASER REPRESENTATIONS. Purchaser makes the following representations, as of the Effective Date and as of the Closing Date:

            (a) AUTHORITY. Purchaser is duly organized and validly existing under the laws of the state of its organization and has all requisite power and authority to enter into and perform this Agreement and the documents contemplated hereby. Each person executing this Agreement on behalf of Purchaser warrants and represents that such person has all requisite authority to do so.

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            (b)   APPROVAL. Other than completing its inspection of the
Property, Purchaser has received the final authority or approval for the purchase of the Property in accordance with the provisions hereof.

            (c) FINANCING. Purchaser's ability to perform hereunder and to pay the Purchase Price to Seller is not subject to any financing covenant or condition hereunder, and Purchaser has or will have obtained prior to Closing all requisite cash funds or required financing which may be necessary for Purchaser's full performance hereunder.

            (d) ENVIRONMENTAL INSPECTION. Purchaser acknowledges that Seller is providing Purchaser with an opportunity to thoroughly inspect the Property during the Inspection Period for all purposes, including any concerns with respect to any past, current or future violation of applicable environmental laws or with respect to the presence, either now or in the past, of any hazardous substances at the Property.

      10.3  SURVIVAL.

            (a) SURVIVAL PERIOD. The Surviving Representations (as defined below) will survive the Closing for a period of 1 year (the "SURVIVAL PERIOD"), it being hereby acknowledged that such Surviving Representations will not merge with the Deed to be delivered at Closing. As used hereunder, the term "SURVIVING REPRESENTATIONS" means the representations made by Seller under this SECTION 10 and any other representations of Seller made under this Agreement that are expressly stated herein to survive the Closing, except for the representation made by Seller in SECTION 10.1(c), which will not survive the Closing.

            (b) LIMITED SECURITY FOR BREACH. During the existence and continuance of the Post-Closing Construction Escrow (but without delaying or postponing the release to Seller of all or any portion of such funds as provided hereunder), if either (i) Seller is found to be liable by a court of competent jurisdiction to Seller for any breach by Seller of a Surviving Representation (without extending the survival period provided for hereunder and without increasing any liability of Seller as provided hereunder) and Seller fails to timely pay the award granted under such judgement, or (ii) Seller and Purchaser enter into a mutually acceptable written settlement agreement (in their sole respective discretion) for any alleged dispute between them regarding a breach by Seller of any of a Surviving Representation (without extending the surivial period provided for hereunder and without increasing any liability of Seller as provided hereunder) and Seller fails to timely pay and satisfy Seller's monetary obligations under such written agreement, then Purchaser will be entitled to a release and disbursement from the Post-Closing Construction Escrow in the amount of such unpaid judgement award or settlement agreement, as the case may be; provided, however, upon the release of the funds in the Post-Closing Construction Escrow as provided hereunder, such funds will no longer secure any such award or agreement.

                             SECTION 11 - COVENANTS

      11.1 SELLER'S COVENANTS. Seller hereby covenants and agrees with Purchaser as follows:

            (a) FURTHER ENCUMBRANCES. Seller will not grant or purport to create to any third party any interest in the Property or any part thereof or further encumber the Property (other than new Tenant Leases entered into in the ordinary course of business and the Permitted Exceptions) without the prior written approval of Purchaser.

            (b) OTHER AGREEMENTS. After the expiration of the Inspection Period, Seller will not enter into any material maintenance, management or other service contracts relating to the Property that

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would be binding on Purchaser after Closing without the prior written approval of Purchaser, not to be unreasonably withheld, conditioned or delayed. The foregoing shall not, however, limit Seller's ability and right to enter into contracts in the ordinary course of business for the completion of tenant improvements, punch-list items, tenant space maintenance and repairs, ongoing construction of the Improvements, or any work relating to the foregoing.

            (c) VIOLATIONS OF LAW. Seller will promptly notify Purchaser in writing of any material violation of any law, regulation, ordinance, order or other requirement of any governmental authority having jurisdiction over or affecting the Property, or any part thereof, of which Seller receives written notice.

            (d) DUE DILIGENCE ITEMS. Prior to the Effective Date, Seller has delivered and Purchaser has received a copy of the items identified on EXHIBIT "F" attached hereto and made a part hereof (collectively, the "DUE DILIGENCE ITEMS"). At all times during the Inspection Period, Seller will make available to Purchaser (either at the Property, at the offices of Seller, or at such other reasonable location as Seller may designate in writing) the following items (to the extent the same are in Seller's possession and control): (i) plans and specifications for the Improvements, and (ii) guarantees and warranties which Seller has received from any contractor pertaining to the Improvements. Seller warrants that such materials will be true, complete, and correct in all material respects. SELLER MAKES NO REPRESENTATION OR WARRANTY REGARDING THE ACCURACY OR COMPLETENESS OF SUCH REPORTS AND SELLER WILL HAVE NO OBLIGATION TO UPDATE ANY SUCH REPORTS. If Purchaser does not purchase the Property pursuant to this Agreement, Purchaser must return all items described in this SECTION 11.1(d) promptly to Seller after delivery of a written request for same from Seller as provided in SECTION 6.1 hereof. Seller hereby (1) agrees to use good faith efforts to cause the obligor under the current existing roof warranty for the Improvements to acknowledge the assignment and transfer of all of Seller's right, title and interest under such roof warranty to Purchaser at Closing as a part of the Contracts hereunder, to the extent such acknowledgement is required thereunder for either the validity of the assignment and/or the validity of the warranty itself pursuant to the terms thereof (such good faith efforts to include the payment by Seller of any nominal assignment fees owing under the applicable warranty documentation and the payment by Seller of any amounts owing for roof work necessary to cause the roof warranty to be valid under the applicable warranty documentation, not to exceed $2,500 in the aggregate) and
(2) authorizes Purchaser to contact the obligor under Seller's roof warranty for the Improvements in connection with the assignment of Seller's interest under same to Purchaser at Closing as a part of the Contracts hereunder. Purchaser's obligation to return such items to Seller is a condition precedent to Purchaser's right to a return of the Earnest Money. The provisions of this
SECTION 11.1(d) will survive any termination of this Agreement.

            (e) TENANT NOTICE. In addition, Seller will cause the Tenant Notice to be distributed to the tenant(s) under the Tenant Leases promptly following the Closing.

            (f) LIENS. Seller will not cause or permit any construction upon the Property which, if not paid, would give rise to a mechanic's or materialmen's lien being filed against the Property, or any portion thereof.

            (g) LITIGATION. Seller will advise Purchaser promptly of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Seller has actual knowledge or written notice.

            (h) ESTOPPEL CERTIFICATES. At least five (5) business days prior to the Closing Date, Seller agrees to obtain an estoppel certificate in substantially the form attached hereto as EXHIBIT "D" or in such form as is attached to each applicable Tenant Lease (if different from the form attached as EXHIBIT "D") (an "ESTOPPEL CERTIFICATE") from the Major Tenants occupying, in the aggregate, not less than

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90% of the total square feet within the Improvements occupied by the Major
Tenants (the "REQUIRED ESTOPPEL THRESHOLD"). Seller shall undertake its best efforts to timely satisfy the Required Estoppel Threshold. For each of the Major Tenants over and above the Required Estoppel Threshold and each of the Additional Tenants for which Seller has been unable to obtain an Estoppel Certificate at least five business days prior to the Closing Date, Seller shall execute and deliver to Purchaser at Closing a "best knowledge" qualified Seller estoppel certificate in substantially the form attached hereto as EXHIBIT "D" (each, a "SELLER ESTOPPEL CERTIFICATE"). If Seller is unable to timely satisfy the Required Estoppel Threshold, then Seller may, in its sole discretion, extend the Closing Date for up to two successive periods of up to 15 days each in order to obtain same (for a total of 30 days if both extension periods are exercised), by delivering written notice to Purchaser at least three (3) business days prior to Closing (or, for the second extension period exercised, at least three business days prior to the end of the first extension period exercised). Notwithstanding anything herein to the contrary, if Seller is unable to deliver the Estoppel Certificates satisfying the Required Estoppel Threshold and subject to Seller's one-time right to extend the Closing Date under this
SECTION 11.1(h), then Purchaser's sole remedies and recourses shall be limited to either (1) waiving the requirement for the one or more Estoppel Certificates in question and proceeding to Closing without reduction of the Purchase Price, or (2) terminating this Agreement by delivering written notification to Seller at least one (1) business day prior to Closing, and, upon the timely delivery of such written notice, this Agreement shall automatically terminate, Escrow Agent shall immediately return the Earnest Money to Purchaser, and the parties hereto will have no further obligations hereunder except for Surviving Obligations. If Purchaser fails to timely deliver such written notice, Purchaser shall be deemed to have elected to proceed to Closing under item (1) above.

      11.2 PURCHASER'S COVENANTS. Purchaser hereby covenants and agrees with Seller that (a) prior to the Closing, Purchaser will not permit any lien or other encumbrance to be placed or filed against the Property, and (b) Purchaser shall comply with its post-Closing obligations under SECTION 15.2 hereof. The obligations under subsection (b) of this SECTION 11.2 shall survive the Closing.

                              SECTION 12 - CLOSING

      12.1 TIME AND PLACE. The Closing will occur on the Closing Date at 10:00 a.m. Dallas, Texas, time at the offices of the Escrow Agent or at such other time and place mutually agreed upon by Seller and Purchaser. The Closing Date will not be extended or postponed for any reason unless otherwise expressly provided in this Agreement, time being of the essence.

      12.2 SELLER DELIVERY. At least one business day prior to Closing, Seller shall deliver or cause to be delivered to Escrow Agent, at Seller's sole cost and expense, each of the following:

            (a)   The Deed, duly executed and acknowledged by Seller.

            (b)   The Bill of Sale and Assignment, duly executed by Seller.

            (c) The FIRPTA Certificate, duly executed and acknowledged by Seller.

            (d) A copy of the termination notice for each of the Rejected Contracts.

            (e) The Assignment and Assumption of Wetlands Obligations, duly executed and acknowledged by Seller.

            (f) The Post-Closing Escrow and Master Lease Agreement, duly executed by Seller.

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            (g)   Cash Funds in the amount sufficient to fully fund Seller's obligations under the Post-Closing Escrow and Master Lease Agreement for the Master Lease Rent Escrow, the Post-Closing Construction Escrow and the TILC Escrow.

            (h) Each Seller Estoppel Certificate required under SECTION 11.1(h), if any, duly executed by Seller.

            (i) Such evidence or documents as may reasonably be required by Purchaser or the Title Company evidencing the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of Seller in connection with the sale of the Property.

            (j) All additional documents and instruments as in the mutual and reasonable opinion of Seller's and Purchaser's counsel are reasonably necessary to the proper consummation of this transaction.

      12.3 PURCHASER DELIVERY. At least 1 business day prior to the Closing, Purchaser shall deliver to Escrow Agent, at Purchaser's sole cost and expense, the following:

            (a)   The Purchase Price in the amount and manner required by
SECTION 3.

            (b)   The Bill of Sale and Assignment, duly executed by Purchaser.

            (c)   The Tenant Notice, duly executed by Purchaser.

            (d) The Assignment and Assumption of Wetlands Obligations, duly executed by Purchaser.

            (e) The Post-Closing Agreement and Master Lease Agreement, duly executed by Purchaser and Escrow Agent.

            (f) Such evidence or documents as may reasonably be required by Seller or the Title Company evidencing the status and capacity of Purchaser and the authority of the person or persons who are executing the various documents on behalf of Purchaser in connection with the acquisition of the Property.

            (g) All additional documents and instruments as in the mutual and reasonable opinion of Seller's and Purchaser's counsel are reasonably necessary to the proper consummation of this transaction.

      12.4 ADJUSTMENTS AND PRORATIONS. Seller and Purchaser agree to prorate all rentals, revenues, utilities, real estate taxes, maintenance charges and other income and operating expenses of the Property, if any, in accordance with the provisions set forth in this SECTION 12.4. The date used for prorations and adjustments hereunder (the "PRORATION DATE") is end of the day immediately preceding the Closing Date, and accordingly Purchaser will be deemed to own the Property (and will be entitled to any revenues and responsible for any expenses) for the entire day upon which the Closing occurs. Any apportionments or prorations not expressly described herein will be handled in accordance with the customary practice in the County and State. Seller and Purchaser agree to prepare the closing statement reflecting the adjustments and prorations (the "CLOSING STATEMENT") prior to the Proration Date and deliver an executed counterpart of the Closing Statement to Escrow Agent on or before the Closing Date. Seller will pay any net adjustment in favor of Purchaser in the form of a credit to the Purchase Price. Purchaser will pay any net adjustment in favor of Seller in Cash Funds at Closing. Seller and Purchaser will adjust and prorate the following items of income and expense as set forth herein:

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            (a)   RENTALS. At Closing, Seller must credit to Purchaser the
amount of any rent other sums and charges (excluding Security Deposits) which are payable by the tenants under the Tenant Leases (collectively, "RENTALS") for periods after the Proration Date during the month in which Closing occurs and the amount of any pre-paid Rentals received by Seller from any tenant under the Tenant Leases for periods after the Proration Date. Seller shall keep and retain
(i) all Rentals (whether paid or unpaid at Closing) payable for the month in which Closing occurs, (ii) all pre-paid Rentals received by Seller for periods prior to the Proration Date, and (iii) to the extent Purchaser was given a credit for same, all pre-paid Rentals received by Seller for periods after the Proration Date. If Purchaser collects or receives any Rentals delinquent as of the Proration Date (the "DELINQUENT RENTALS"), Purchaser agrees to pay such amounts to Seller, in Cash Funds, within 10 days after Purchaser's receipt thereof. Seller will have the sole and exclusive right to pursue collection of Delinquent Rentals owing to Seller, but Seller will not be entitled to pursue eviction proceedings nor seek the termination of any Tenant Lease in connection with any such legal action.

            (b) TAXES AND ASSESSMENTS. All non-delinquent real estate and personal property taxes and assessments on the Property will be prorated as of the Proration Date between Seller and Purchaser, based upon the actual current tax bill for the tax year in which the Closing occurs. If the most recent tax bill received by Seller as of the Proration Date is not the actual current tax bill, then Seller and Purchaser must re-prorate the real estate and personal property taxes and assessments at the Final Closing Adjustment (as described below) if the actual current tax bill is then available. All amounts payable for real estate and personal property taxes and assessments accruing up to and including the Proration Date are the obligation of Seller and all amounts payable for real estate and personal property taxes and assessments accruing after the Proration Date are the obligation of Purchaser. At Closing, Seller must pay any real estate and personal property taxes and assessments on the Property that are delinquent as of the Proration Date, if any. If Seller has paid taxes or assessments for the Property in advance, then Seller will be entitled to a credit for all amounts attributable to the period after the Closing Date, to be reflected as a credit on the Closing Statement. Purchaser and Seller are each responsible for the payment of any taxes or assessments arising due to a change in the usage or ownership of the Property, prorated according to their respective periods of ownership of the Property.

            (c) OPERATING EXPENSES. All costs, expenses, charges and fees for sewer, water, electricity, heat and air-conditioning service and other utilities, periodic charges payable under the Contracts, periodic fees payable under transferable Licenses and Permits for the operation of the Property, and any other costs incurred in the ordinary course of business for the management and operation of the Property will be prorated as of the Proration Date between Seller and Purchaser on an accrual basis. Seller is responsible for all such expenses that are attributable to the period up to and including the Proration Date and Purchaser is responsible for all such expenses that are attributable to the period after the Proration Date. To the extent commercially reasonable and practicable, Seller must obtain billings and meter readings as of the day preceding the Proration Date to aid in such prorations. If billings or meter readings as of the day preceding the Proration Date are obtained, adjustments of any costs, expenses, charges or fees shown thereon must be made in accordance with such billings or meter readings. Seller will retain the right to receive and collect any and all amounts owing to Seller from tenants under Tenant Leases for construction work, design work, architectural work, site work, tenant finish work and any similar work or services performed prior to Closing and incurred by or on behalf of Seller pursuant to change order or similar requests made by such tenants, whether or not specifically required under the Tenant Leases (provided, however, that Seller will not be entitled to pursue eviction proceedings nor seek the termination of any Tenant Lease in connection with Seller's efforts to collect any such amounts) and Purchaser will promptly pay over to Seller any such amounts that are received by Purchaser (without any obligation to attempt to collect same).

            (d) SECURITY DEPOSITS. At the Closing, Seller must pay to Purchaser an amount equal to the sum of all security deposits, prepaid Rentals (more than 30 days in advance), access card or key

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deposits, cleaning fees and other deposits (plus any interest accrued thereon)
paid by tenants to Seller pursuant to the Tenant Leases (collectively, the "SECURITY DEPOSITS") which have not been forfeited by the applicable tenant prior to Closing.

            (e) LEASING COSTS. Seller will pay or discharge at or prior to Closing all leasing commissions, if any, incurred in order to induce a tenant to enter into a Tenant Lease (the "LEASING COSTS") that accrue prior to Closing with respect to Tenant Leases in force as of or prior to the Closing Date. Additionally, as of Closing but except as provided in ARTICLE 15 hereof or in the Post-Closing Escrow and Master Lease Agreement, Purchaser shall assume Seller's obligations for Leasing Costs incurred with respect to Tenant Leases and Tenant Lease renewals and extensions executed subsequent to the Closing Date (other than those covered by the TILC Escrow).

No later than 120 days after the Closing Date, Seller and Purchaser will make a final adjustment to the prorations made pursuant to this SECTION 12.4 (the "FINAL CLOSING ADJUSTMENT"). All adjustments or prorations which could not be determined at the Closing due to the lack of actual statements, bills or invoices for the current period, or for any other reason will be made at the Final Closing Adjustment. Seller and Purchaser agree to pay any net adjustment in favor of the other in Cash Funds no later than 10 days after the Final Closing Adjustment. The Final Closing Adjustment will be conclusive and binding upon Seller and Purchaser and no further adjustments will be made. The terms and provisions of this SECTION 12.4 will survive the Closing.

      12.5 POSSESSION. Seller will deliver possession of the Property to Purchaser at the time of Closing, subject only to such rights of others as have been expressly disclosed herein or in the documents delivered at the Closing.

      12.6 REPORTING PERSON. Seller and Purchaser hereby designate Escrow Agent as the "Reporting Person" as such term is utilized in Section 6045 of the Code. Purchaser agrees to provide Escrow Agent with such information as may be required for the Escrow Agent to file a Form 1099 or other required form relative to the Closing with the Internal Revenue Service. Escrow Agent must provide a copy of the filed Form 1099 or other filed form to Seller and Purchaser simultaneously with its being provided to the Internal Revenue Service.

      12.7 COSTS AND EXPENSES. Purchaser is responsible for the cost of recording the Deed. Seller is responsible for the payment of any documentary stamp or transfer taxes arising in connection with the sale of the Property and the cost of the initial preparation, coordination, reproduction and delivery of the Survey and corrections to the Survey made on account of Purchaser's objections to the Survey made pursuant to Section 5.3 hereof (but Purchaser will be responsible for the cost of any changes or updates to the Survey required by any mortgagee of Purchaser, including Purchaser's Lender, or relating to coverage under the mortgagee's title policy). Purchaser is responsible for any documentary stamp, intangibles, or similar taxes arising in connection with any financing arrangements made by Purchaser with respect to the Property. Except as otherwise expressly provided in this Agreement, Seller and Purchaser agree to bear all costs and expenses in connection with the transaction contemplated by this Agreement in the manner in which such costs and expenses are customarily allocated between the parties at closings of the purchase or sale of real property similar to the Property in the County and State.

      12.8 DELIVERIES OUTSIDE ESCROW. Upon the Closing, Seller will deliver to Purchaser, outside of escrow, the original Tenant Leases, keys for the Improvements, construction and equipment warranties and guarantees in Seller's possession or control, and operating manuals for equipment in Seller's possession or control.

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                        SECTION 13 - DEFAULT AND REMEDIES

      13.1 SELLER DEFAULT. If Seller defaults under this Agreement, then Purchaser may either (i) enforce specific performance hereunder or (ii) terminate this Agreement and obtain the return of the Earnest Money. However, if the remedy of specific performance is not available to Purchaser, Purchaser may recover its actual, out-of-pocket damages (up to a maximum of $100,000) from Seller. If Purchaser elects to enforce specific performance hereunder, it must file suit in the appropriate court within 90 days after the scheduled Closing Date (and Purchaser's failure to do so will constitute a waiver of the remedy of specific performance hereunder). The remedies set forth in this SECTION 13.1 are Purchaser's sole and exclusive remedies. In no event will Seller ever be liable to Purchaser hereunder for any punitive, speculative, or consequential damages. Notwithstanding any other provision of this Agreement, any agreement or instrument contemplated by this Agreement, or any rights which Purchaser may otherwise have at law, equity or by statute, whether based on contract or some other claim, Purchaser agrees that any liability of Seller to Purchaser under this Agreement will be limited to the amount of $500,000.00. The foregoing does not, however, limit Seller's liability under the Post-Closing Escrow and Master Lease Agreement.

      13.2 PURCHASER DEFAULT. If the sale is not consummated because of a default on the part of Purchaser, then, as Seller's sole and exclusive remedy for such default, Seller may terminate this Agreement by written notice to Purchaser. In such event, Escrow Agent must deliver the Earnest Money to Seller as liquidated damages for Purchaser's default. Such amount is agreed upon by and between Seller and Purchaser as liquidated damages due to the difficulty and inconvenience of ascertaining and measuring actual damages, and the uncertainty thereof. The remedy set forth in this SECTION 13.2 is Seller's sole and exclusive remedy for the sale not being consummated due to a default by Purchaser. However, nothing contained in this SECTION 13.2 limits Purchaser's liability for a default in the performance of any representations, covenants, indemnities or obligations that survive the Closing or the termination of this Agreement, and Seller will have the right to pursue any remedies available at law or in equity against Purchaser for a breach of such obligations. In no event will Purchaser ever be liable to Seller hereunder for any punitive, speculative, or consequential damages.

                           SECTION 14 - MISCELLANEOUS

      14.1 NOTICES. Any notice under this Agreement must be in writing and must be sent to the appropriate notice address by (a) personal delivery, (b) a recognized overnight courier, or (c) facsimile with either electronic or telephonic verification of receipt, so long as the original of the facsimile notice is deposited in the United States mail within 3 days after the fax notice is sent. Notice by personal delivery or overnight courier will be effective upon receipt, notice by mail will be effective upon deposit in the United States mail in the manner above described and notice by facsimile will be effective upon electronic or telephonic verification of receipt. Any party may change its notice address by delivering appropriate written notice to the other party. The change in notice address will be effective 10 days after the date of the notice.

      The proper address and facsimile number for Purchaser are as follows:

                                      2901 Butterfield Road
                                      Oak Brook, Illinois
                                      Attn: G. Joseph Cosenza
                                      Tel. No. 630.218.4948
                                      Fax No. 630.218.4935
                                      and
                                      Fax No. 630.218.4900
                  with a copy to:     The Law Offices of Charles J. Benvenuto
                                      2901 Butterfield Road, Third Floor
                                      Oak Brook, Illinois 60523
                                      Attn: Charles J. Benvenuto, Esq.
                                      Tel. No. 630.571.2331
                                      Fax No. 630.571.2360

      The proper address and facsimile number for Seller are as follows:

                                      c/o ASG Real Estate Company
                                      2408 E. Trinity Mills Road
                                      Suite 100
                                      Carrollton, Texas 75006
                                      Attn: Ahmad Sbaiti
                                      Tel. No. 214.390.1900
                                      Fax No. 214.390.1919

                  with a copy to:     Winstead Sechrest & Minick P.C.
                                      5400 Renaissance Tower
                                      1201 Elm Street
                                      Dallas, Texas 75270
                                      Attn: Michael F. Alessio, Esq.
                                      Tel. No. 214.745.5144
                                      Fax No. 214.745.5390

      14.2 CONFIDENTIALITY. Except as otherwise provided herein, Seller, Purchaser, and Escrow Agent agree not to disclose to the public or to any third party any information regarding the terms of this Agreement prior to Closing. Notwithstanding the foregoing, Seller, Purchaser or Escrow Agent may disclose any aspect of this if required under applicable law. Furthermore, Seller and Purchaser may disclose such matters on a confidential basis to any attorneys, accountants, professional consultants, financial advisors, partners, investors or potential investors, or lenders or potential lenders to the extent necessary to complete the transaction contemplated by this Agreement. The provisions of this SECTION 14.2 will survive any termination or cancellation of this Agreement.

      14.3 SUCCESSORS AND ASSIGNMENT. This Agreement is binding upon and will inure to the benefit of the parties and their respective heirs, legal representatives, and permitted successors and assigns.

            (a) The rights of Purchaser under this Agreement are not assignable without the prior written consent of Seller, which consent may be granted or withheld at Seller's sole discretion unless the assignment is made to an entity which controls, is controlled by, or is under common control with Purchaser, in which case Seller's consent will not be required. In any event, the assignee must assume the obligations of Purchaser hereunder pursuant to an agreement in form and substance reasonably acceptable to Seller, and in no case will the "Purchaser" named in the initial paragraph of this Agreement be released from the performance of the obligations of "Purchaser" hereunder.

            (b) The rights of Seller under this Agreement in effect after Closing (including, without limitation the Post-Closing Leasing Rights and any rights under the Post-Closing Escrow and Master Lease Agreement) are not assignable without the prior written consent of Purchaser, which consent may be granted or withheld at Purchaser's sole discretion unless the assignment is made to an entity which controls, is controlled by, or is under common control with Seller, in which case Purchaser's consent will not be required. In any event, the assignee must assume the obligations of Seller hereunder pursuant to an agreement in form and substance reasonably acceptable to Purchaser. Purchaser acknowledges that Seller intends to assign at Closing all of the rights of (and to delegate at Closing all of the obligations of) Seller under this Agreement in effect after Closing to a newly formed limited partnership (and such new limited partnership shall assume at Closing all such obligations of Seller as stated above) that is owned in its entirety by the same owners of Seller (and with the same respective sharing percentages) and that such assignment does not require Purchaser's consent and that such entity will constitute the "Seller" hereunder for all purposes after Closing (including, without limitation, for the purposes of SECTION 10.3 hereof).

      14.4 NO RECORDATION. Neither party will record this Agreement or any memorandum or affidavit of this Agreement.

      14.5 GOVERNING LAW. This Agreement is governed by the laws of the State and is performable in, and the exclusive venue for any action brought with respect hereto, will be in the County and State.

      14.6 AMENDMENT. To be effective, any amendment or modification of this Agreement must be in writing and must be signed by an authorized signatory of Seller and Purchaser.

      14.7 NO ORAL OR IMPLIED WAIVER. The parties may waive any of the rights or conditions contained herein or any of the obligations of the other party hereunder, but unless this Agreement expressly provides that a condition, right, or obligation is deemed waived, any such waiver will be effective only if in writing and signed by the party waiving such condition, right, or obligation. The failure of either party to insist at any time upon the strict performance of any covenant or agreement in this Agreement or to exercise any right, power, or remedy contained in this Agreement will not be construed as a waiver or a relinquishment thereof for the future.

      14.8 TIME OF ESSENCE. Time is of the essence in the performance of the covenants contained in this Agreement.

      14.9 LEGAL FEES. If it becomes necessary for either party hereto to file a suit to enforce this Agreement or any provisions contained herein, the party prevailing in such action is entitled to recover, in addition to all other remedies or damages, reasonable legal fees and court costs incurred by the prevailing party in such suit.

      14.10 HEADINGS. The descriptive headings of the various Sections contained in this Agreement are inserted for convenience only and do not control or affect the meaning or construction of any of the provisions hereof.

      14.11 TOTAL AGREEMENT. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

      14.12 SEVERABILITY. If any term or provision of this Agreement, or the application thereof to any person or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby, and each term and provision of this Agreement will be valid and enforced to the fullest extent permitted by law.

      14.13 COUNTERPART EXECUTION. To facilitate execution, this Agreement may be executed in as many counterparts and via facsimile transmission as may be convenient or required. It is not necessary that the signature of all persons required to bind any party appear on each counterpart. All counterparts collectively constitute a single instrument.

      14.14 WEEKENDS AND HOLIDAYS. If the date upon which any duties or obligations hereunder to be performed occurs upon a weekend or legal holiday, then, in such event, the due date for performance of any duty or obligation automatically will be extended to the next succeeding business day. However, any future dates that are dependent upon the date that falls on the weekend or legal holiday will be figured from the original date (rather than the date to which the original date was extended). By way of example, if the Inspection Period expires on a Saturday and the Closing Date is scheduled for the date that is 5 days thereafter, then the Inspection Period deadline will be extended to the first business day after Saturday but the Closing Date will occur on the date that is 5 days after Saturday.

      14.15 RULE OF CONSTRUCTION. Seller and Purchaser acknowledge that each party and its counsel have taken the opportunity to review and revise this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement.

      14.16 OFFER. This Agreement, when first signed by either party, represents an irrevocable offer to sell or purchase the Property, as the case may be, that may not be rescinded or revoked but will expire automatically (without any further notice from or action by such party) on the 5th day after execution by the offering party unless it is signed by both parties and received by the offeror within such period.

      14.17 COOPERATION BY PURCHASER. Seller intends that the transactions contemplated herein qualify for an Internal Revenue Service Code Section 1031 exchange ("1031 EXCHANGE") and Purchaser will, at no cost to Purchaser, make commercially reasonable efforts to cooperate with and facilitate the use by Seller of a "Qualified Intermediary" to hold the net proceeds from the transactions contemplated hereunder which are to be disbursed to Seller at the Closing for the purpose of obtaining like-kind exchange treatment under a 1031 Exchange; provided, however, that (i) the Property shall be directly deeded by the Seller to Purchaser at Closing, (ii) such qualification will not unreasonably delay the time and date of the Closing and (iii) Purchaser will not bear any additional expenses, fees or costs in connection with such qualification. Purchaser is agreeing to so cooperate as an accommodation to Seller and Purchaser does not warrant, represent or guarantee any fact to Seller related to such 1031 Exchange treatment or the process to be used by the Seller in Seller's attempt to obtain such treatment. SELLER HEREBY INDEMNIFIES AND HOLDS PURCHASER HARMLESS FROM ANY COST, DAMAGE AND LIABILITY INCURRED BY PURCHASER AS A RESULT OF ANY SUCH COOPERATION OR PROCESS.

                         SECTION 15 - SPECIAL PROVISIONS

      15.1 PROPERTY WETLANDS. Notwithstanding anything contained in this Agreement, Purchaser acknowledges (without limiting Purchaser's rights of termination during the Inspection Period under SECTION 6.3 hereof) that the Property and certain related real property is subject to special conditions of the U. S. Army Corps of Engineers Nationwide Permit 39 for Project Number 200000337, dated December 6, 2001, or a revision thereof. One or more of the special conditions of the referenced permit requires (i) implementation of a mitigation plan (the "MITIGATION PLAN") as described in and/or attached to that certain Notice of Restrictions (the "WETLANDS NOTICE") filed on February 5, 2004 in the Real Property records of Tarrant County, Texas, and (ii) that restrictions shall be placed against the Property for the purpose of providing compensation for adverse impacts to waters of the United States as further described therein. Any purchaser of all or any part of the Property or any person having an interest in or proposing to acquire an interest in all or any part of the Property, or any person proposing to develop or improve all or any part of the Property, is hereby notified that development restrictions affecting the Property are set forth in the Wetlands Notice and the Mitigation Plan. Purchaser hereby acknowledges and agrees that Purchaser shall assume at Closing
(a) all of Seller's obligations under and pursuant to the Wetlands Notice and the Mitigation Plan, and all other applicable governmental requirements relating thereto, arising at or after Closing, and (b) all of Seller's obligations arising at or after Closing under that certain agreement for wetlands mitigation services delivered to Purchaser as a Due Diligence Item (the "WETLANDS MAINTENANCE CONTRACT"). The Wetlands Maintenance Contract shall constitute an Accepted Contract hereunder, without requirement of any notice or specific designation thereof. Seller and Purchaser shall enter into a separate assignment and assumption agreement at Closing (the "ASSIGNMENT AND ASSUMPTION OF WETLANDS OBLIGATIONS") whereby Purchaser assumes the obligations arising under the Wetlands Notice, the Mitigation Plan and the Wetlands Maintenance Contract arising at or after Closing. The provisions of this SECTION 15.1 shall survive the Closing.

      15.2  POST-CLOSING LEASING RIGHTS.

            (a) From the Closing Date and through the earlier of (i) the date which is 24 months after Closing, and (ii) the end of the term of the Post-Closing Escrow and Master Lease Agreement (the "POST-CLOSING LEASING PERIOD"), the Property will be operated by Purchaser as an institutional investment-grade, class "A" project; Seller will, however, have and retain the right but not the obligation (the "POST-CLOSING LEASING RIGHTS) during the Post-Closing Leasing Period to control, on an exclusive basis, the marketing, leasing and finish-out of the Master Lease Premises. The Post-Closing Leasing Rights include, without limitation (and without limiting the rights granted to Seller under the Post-Closing Escrow and Master Lease Agreement), the right to enter onto the Property and the Improvements to conduct Seller's leasing activities, to complete any applicable construction of the Post-Closing Improvements, to complete the Post-Closing Construction, to complete any tenant finish obligations incurred by Seller for the Master Lease Premises, and to perform the necessary or reasonable work and services in connection with same.

            (b)   In order to facilitate the post-Closing provisions of this
SECTION 15.2, Purchaser will from time to time, within five (5) business days after written notice from Seller, (i) execute, acknowledge and deliver any leases or related instruments as Seller may deliver to Purchaser covering any portion of the Master Lease Premises that satisfy, and are consistent with, the Post-Closing Leasing Criteria, (ii) perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Seller's reasonable opinion, to effectuate the exercise of the Post-Closing Leasing Rights by Seller (to the extent the Post-Closing Escrow and Master Lease Agreement does not cover same), and (iii) execute, acknowledge and deliver any instruments as may be necessary, desirable, or proper, in Seller's reasonable opinion, to evidence the granting the Post-Closing Leasing Rights to Seller (to the extent the Post-Closing Escrow and Master Lease Agreement does not cover same).

            (c) During the Post-Closing Leasing Period, Purchaser will not materially modify or amend any existing Tenant Lease in any manner which would either (i) be in breach or violation of any prospective new lease or leases for any portion of the Master Lease Premises which Seller is then currently negotiating (or for which Seller is then currently negotiating a letter of intent or term sheet) or (ii) cause the prospective new lease for any portion of the Master Lease Premises to be in violation of such modification or amendment proposed by Purchaser, without Seller's prior written approval, which may be withheld only in Seller's reasonable discretion (and which approval shall be deemed granted if Seller fails to grant such approval or reasonably withhold such approval within 3 business days after delivery of written notice from Purchaser of any such proposed modification or amendment).

            (d) The exercise of the Post-Closing Leasing Rights by Seller shall be undertaken at Seller's own cost and expense (including the payment of leasing commissions and tenant finish costs from the TILC Escrow incurred by Seller pursuant to the Post-Closing Escrow and Master Lease Agreement). Seller will undertake good-faith efforts to keep Purchaser reasonably well-informed of the Seller's leasing efforts, prospective tenants, and progress on prospective new leases for the Master Lease Premises.

            (e) Seller will use good faith efforts to cause the Seller's existing tenant lease form to be used as the initial negotiating point for each new prospective lease for a portion of the Master Lease

Premises, but any failure to cause such form to be used shall not constitute a default hereunder nor modify the Post-Closing Leasing Criteria.

            (f) The provisions of this SECTION 15.2 will survive the Closing until the expiration of the Post-Closing Leasing Period.

      15.3 POST-CLOSING ESCROW AND MASTER LEASE AGREEMENT. At Closing, Seller, Purchaser and Escrow Agent shall execute and deliver the Post-Closing Escrow and Master Lease Agreement. Seller's obligations under the Post-Closing Escrow and Master Lease Agreement shall be automatically reduced from time to time during the Post-Closing Leasing Period upon each Master Lease Reduction.

            (a) If any portion of the Master Lease Premises fails to be Occupied as of the expiration of the Post-Closing Leasing Period (the "FINAL VACANT SPACE"), any amounts remaining in the TILC Escrow shall be disbursed as follows: first, to Purchaser in the amount of $15.00 per rentable square foot of Final Vacant Space for tenant improvements (out of the portion of the escrow allocated to tenant improvements) and $3.00 per rentable square foot of Final Vacant Space for leasing commissions (out of the portion of the escrow allocated to leasing commissions) and, second, any remaining portion thereof to Seller.

            (b) If any portion of the Post-Closing Improvements is not Substantially Complete as of the expiration of the Post-Closing Leasing Period, Purchaser shall be entitled to complete such construction in accordance herewith and the reasonable out-of-pocket expenses incurred by Purchaser to complete said construction shall be disbursed to Purchaser out of the funds held in the Post-Closing Construction Escrow in accordance with the terms thereof, with any remaining portion being disbursed to Seller in accordance therewith. Upon Substantial Completion of the Post-Closing Improvements, all of the funds held in the Post-Closing Construction Escrow shall be immediately disbursed to Seller.

            (c) If the Post-Closing Leasing Period expires prior to the date that is 24 months after Closing (I.E., because the term of the Post-Closing Escrow and Master Lease Agreement has expired prior to such date by the occurrence of one or more Master Lease Reductions), then the funds held under the Master Lease Rent Escrow shall be disbursed as follows: first, to Purchaser in the amount of any accrued but unpaid rentals owing under the Post-Closing Escrow and Master Lease Agreement (less the amount of payments owed from Purchaser to Seller, if any, thereunder) and, second, any remaining portion thereof to Seller in accordance therewith. Otherwise, all of the funds remaining in the Master Lease Rent Escrow as of the expiration of the full 24 month period shall be immediately disbursed to Seller (but it is anticipated that the only funds remaining in the Master Lease Rent Escrow at such time would be the interest earned in such amounts).

            (d) If any tenant under a Tenant Lease has commenced paying rent and/or expense reimbursements prior to the date that the tenant is deemed to be in "Occupancy" hereunder, then through and until such time as the tenant is deemed to be in "Occupancy" hereunder (and upon the corresponding release of the applicable funds from the Master Lease Rent Escrow as provided hereunder), all such rent and other sums paid by such tenant under the Tenant Lease for that period of time shall be paid directly to Seller (notwithstanding that Purchaser is the "landlord" named thereunder) or, if not paid directly to Seller, Purchaser shall cause all such amounts to be remitted to Seller by the party to whom such amounts were paid (whether Purchaser or any other party) within two business days after payment by such tenant. All such amounts shall be prorated between Seller and Purchaser according to the applicable number of days before or after Occupancy occurs (and each of Seller and Purchaser shall promptly remit to the other funds sufficient to reconcile such proration, if necessary). If any such amount is not timely remitted, then Seller shall be entitled to an immediate release and disbursement from the Master Lease Rent Escrow in a corresponding amount.

      15.4 POST-CLOSING CONSTRUCTION OBLIGATIONS. Seller will perform and complete the construction (the "POST-CLOSING CONSTRUCTION") of the shell improvements for the portion of the Master Lease Premises that have not been constructed as of Closing (the "POST-CLOSING IMPROVEMENTS") at Seller's expense, as more particularly provided herein and in the Post-Closing Construction Escrow and Master Lease Agreement. The Post-Closing Improvements are anticipated to contain approximately 7,600 square feet of rentable space once completed.

            (a) "SUBSTANTIALLY COMPLETE" or "SUBSTANTIAL COMPLETION" of the Post-Closing Improvements shall mean: (i) a certificate of substantial completion (subject only to an attached punch list) as to the Post-Closing Improvements and all Post-Closing Construction shall have been issued and signed by Seller's project architect stating that Seller's work has been substantially completed (subject only to an attached punch list) in substantial compliance with the Plans and Specifications and all applicable governmental rules, regulations and requirements, (ii) Seller shall have delivered to Purchaser and the Title Company lien waivers from Seller's general contractor for the ninety
(90) day period prior to the date of Substantial Completion, and (iii) Seller shall have delivered to Purchaser and the Title Company an updated survey showing the final as-built condition of the Post-Closing Improvements (at Seller's sole cost and expense).

            (b) Prior to the Effective Date, Seller has delivered the plans and specifications for the Post-Closing Improvements to the permitting department of the City of Watauga for review and approval and, upon approval by the applicable department of the City of Watauga, (i) such plans and specifications shall be referred to herein as the "PLANS AND SPECIFICATIONS", and (ii) a copy of the Plans and Specifications shall be attached hereto as EXHIBIT "I".

            (c) Seller hereby agrees to indemnify, defend and hold Purchaser, Purchaser's Lender and their respective agents and employees, harmless from and against any and all causes of action, damages, losses, demands, judgments, liens, claims, costs, and expenses (including reasonable attorney's fees and court costs) which arise or occur in connection with: (i) any bodily injury, death or property damage arising out of the performance of Seller's work for the Post-Closing Construction, and (ii) any mechanics lien claims against the Post-Closing Improvements arising in connection with the performance of the Post-Closing Construction. The foregoing indemnity and hold harmless shall survive for a period of one year after the expiration of the Post-Closing Leasing Period.

            (d) Seller shall provide and pay for all labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary, whether temporary or permanent, that are required pursuant to the Plans and Specifications.

            (e) Seller covenants and agrees that Seller shall be solely liable and responsible for the timely completion of the Post-Closing Construction and any and all "punch list" items listed in the architects'/engineers' certificates of substantial completion (to be completed by Seller within one year after the date of Substantial Completion) in accordance herewith and Seller shall assign to Purchaser all of Seller's interest in and to all warranties in respect of the Post-Closing Improvements (including the warranty of Seller's general contractor for same), to the extent available and assignable.

            (f) During the Post-Closing Leasing Period, Seller agrees to secure and carry the following insurance: (i) Commercial General Liability Insurance written on an occurrence basis with limits of at least $1,000,000 per occurrence/$1,000,000 annual aggregate, covering claims of bodily injury, property damage and contractual liability for the agreements of Seller under
SECTION 15.4(C) hereof to indemnify Purchaser; (ii) Automobile Liability Insurance with a combined single limit of $500,000 covering all owned, nonowned and hired automobiles; and (iii) Workers' Compensation Insurance in the minimum amount required by applicable law (subject to optioning out by Seller in accordance with applicable law). All Seller insurance policies required by this section shall
(1) be written by the company or companies typically used by Seller for insurance coverage, (ii) name Purchaser as an additional insured thereunder, and
(3) provide that Purchaser shall be given a minimum of thirty (30) days' notice by the insurance company prior to cancellation, termination or change of such insurance. Seller shall provide to Purchaser an insurance certificate evidencing such insurance coverage within thirty (30) days after Closing. Such insurance may be carried under a policy or policies covering other properties of Seller.

                            [SIGNATURE PAGE FOLLOWS.]

      EXECUTED on April ______, 2004, by Purchaser.

                                          PURCHASER:

                                          INLAND REAL ESTATE ACQUISITIONS, INC.,
                                          an Illinois corporation

                                          By: /s/ G. Joseph Cosenza
                                              ----------------------------
                                          Name: G. Joseph Cosenza
                                                --------------------------
                                          Title: President
                                                 -------------------------

      EXECUTED on April 19th, 2004, by Seller.

                                          SELLER:

                                          ASG WATAUGA PAVILION, LTD.,
                                          a Texas limited partnership

                                          By: ASG Real Estate Company,
                                              a Texas corporation
                                              General Partner


                                              By:  /s/ Ahmad A. Sbaiti
                                                   ------------------------
                                              Name: Ahmad A. Sbaiti
                                                    ----------------------
                                              Title: Vice President
                                                     ---------------------

      The Agreement has been received by Escrow Agent on April 20, 2004. Escrow Agent agrees to be bound by the terms and provisions of this Agreement, including those described in SECTION 4 hereof.

                                          ESCROW AGENT:

                                          CHICAGO TITLE INSURANCE COMPANY


                                          By: /s/ Nancy R. Castro
                                              ----------------------------
                                          Name: Nancy R. Castro
                                                --------------------------
                                          Title: Asst. Vice President
                                                 -------------------------

ATTACHMENTS:

Exhibit "A"  -     Land Description
Exhibit "B"  -     Special Warranty Deed
Exhibit "C"  -     Bill of Sale
Exhibit "D"  -     Form of Tenant Estoppel Certificate
Exhibit "E"  -     Survey Specifications
Exhibit "F"  -     Schedule of Due Diligence Items Delivered
Exhibit "G"  -     Form of Post-Closing Escrow and Master Lease Agreement
Exhibit "H"  -     Post-Closing Leasing Criteria
Exhibit "I"  -     Approved Plans and Specifications for Post-Closing
                   Construction
Exhibit "J"  -     Base Shell Condition

                                   EXHIBIT "A"

                                LAND DESCRIPTION

Lot 1R, Block 1, of Watauga Pavilion Addition, an addition to the City of Watauga, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 7912, Plat Records of Tarrant County, Texas; and

Lots 2 and 3, Block 1, of Watauga Pavilion Addition, an addition to the City of Watauga, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 7442, Plat Records of Tarrant County, Texas.

Cover Page

                                   EXHIBIT "B"

                              SPECIAL WARRANTY DEED

STATE OF TEXAS       Section
                     Section         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT    Section

      THAT ASG WATAUGA PAVILION, LTD., a Texas limited partnership (the "GRANTOR"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by _________________________, a _______________________ (the "GRANTEE"), subject to the provisions set forth herein, HAS GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents DOES GRANT, BARGAIN, SELL and CONVEY unto Grantee all of that certain tract or tracts of land (the "LAND") described on EXHIBIT "A" which is attached hereto and incorporated herein by reference for all purposes, together with all of Grantor's right, title and interest in and to any improvements located thereon and any easements, interests, benefits, privileges, rights and appurtenances pertaining to such Land, (said Land, improvements, easements, interests, benefits, privileges, rights and appurtenances being herein collectively referred to as the "PROPERTY").

      This conveyance is made subject to the matters set forth on EXHIBIT "B" attached hereto and incorporated herein by this reference for all purposes.

      TO HAVE AND TO HOLD the Property unto Grantee, and Grantee's successors and assigns forever, and Grantor does hereby bind Grantor, and Grantor's successors and assigns, to WARRANT and FOREVER DEFEND, all and singular the Property unto Grantee and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, and subject, however, to the provisions contained herein.

      EXECUTED this_______ day of_________, 2004.

                                          GRANTOR:

                                          ASG WATAUGA PAVILION, LTD.,
                                          a Texas limited partnership

                                          By: ASG Real Estate Company
                                              a Texas corporation
                                              General Partner


                                              By:
                                                   ------------------------
                                              Name:
                                                    ----------------------
                                              Title:
                                                     ---------------------

STATE OF TEXAS          Section
                        Section
COUNTY OF DALLAS        Section

      This instrument was ACKNOWLEDGED before me on ________________, 2004 by ____________________________________________, the ________________________ of
ASG Real Estate Company, a Texas corporation, the general partner of ASG Watauga Pavilion, Ltd., a Texas limited partnership, on behalf of said corporation and limited partnership.


[SEAL]                                    --------------------------------------
                                          Notary Public - State of Texas

My Commission Expires:

                                          --------------------------------------
      ---------------------               Printed Name of Notary Public


AFTER RECORDING RETURN TO:


-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

GRANTEE'S ADDRESS FOR NOTICE PURPOSES:


-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

                                   EXHIBIT "C"

                     BILL OF SALE, CONVEYANCE AND ASSIGNMENT

STATE OF TEXAS                 Section
                               Section         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT              Section

     This BILL OF SALE, CONVEYANCE AND ASSIGNMENT (this "ASSIGNMENT") is executed and delivered effective as of ________________, 2004 by ASG WATAUGA PAVILION, LTD., a Texas limited partnership ("ASSIGNOR"), and ______________, a _________________ ("ASSIGNEE").

                                    RECITALS

     A. Assignor and Assignee entered into that certain Purchase and Sale Agreement dated effective as of ________________, 2004 (the "PURCHASE AGREEMENT") relating to Assignor's sale and Assignee's purchase of the real property described on EXHIBIT "A" attached hereto and made a part hereof for all purposes (such real property, together with the improvements located thereon, being referred to herein as the "REAL PROPERTY").

     B. Concurrently with the execution and delivery of this Assignment, Assignor has conveyed the Real Property to Assignee by special warranty deed.

     C. In connection with such conveyance, Assignor desires to transfer and convey to Assignee, and Assignee desires to accept from Assignor, all of Assignor's right, title and interest in and to: (i) the furniture, fixtures, fittings, apparatus, equipment, machinery and other items of tangible personal property, if any, affixed to the Real Property and used in connection with the operation, maintenance or management of the Real Property (collectively, the "PERSONAL PROPERTY"), (ii) the oral and written leases, subleases, rental agreements, tenancies and other rights of occupancy or use and all amendments, modifications and supplements thereto for any portion of the Real Property (collectively, the "TENANT LEASES"), (iii) any and all management agreements, service contracts, maintenance contracts, warranties, guaranties, bonds, construction contracts, architectural contracts, parking agreements and other written agreements affecting the operation of the Real Property listed on
SCHEDULE 1 attached hereto (collectively, the "CONTRACTS"), (iv) the licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps or plats, conditional and special use permits and similar entitlements issued, approved or granted to or for the benefit of Seller which relate to the Real Property (collectively, the "LICENSES AND PERMITS"), and (v) the trade name "Watauga Pavilion" and any and all other trade names, trademarks and logos used by Seller exclusively in the operation or identification of the Real Property (and not those used in connection with Seller's other business or properties), and any goodwill related thereto (collectively, the "INTANGIBLE PROPERTY"). Intangible Property shall not include, without limitation, the names "ASG" and "Al Shall".

     NOW, THEREFORE, for and in consideration of the mutual agreements and covenants set forth in the Purchase Agreement and in this Assignment, Assignor and Assignee do hereby agree as follows:

                                   AGREEMENTS

     1. PERSONAL PROPERTY. Assignor does hereby GRANT, CONVEY, SELL, TRANSFER, SET-OVER, and DELIVER unto Assignee all of Assignor's right, title and interest in and to the Personal Property, to have and to hold; all and singular. Assignor does hereby bind itself to WARRANT and FOREVER DEFEND title to the Personal Property unto Assignee against the lawful claims and demands of all persons whomsoever by, through, or under Assignor, but not otherwise.

     2. TENANT LEASES; CONTRACTS; LICENSES AND PERMITS; INTANGIBLE PROPERTY. Assignor does hereby ASSIGN, TRANSFER, SET-OVER, and DELIVER unto Assignee all of Assignor's right, title and interest in and to the following:

          (a) the Tenant Leases, including the security deposits and advance rental payments, if any, previously paid by the lessees thereunder, all rent and other sums to accrue under the Tenant Leases hereafter, and all other rights and benefits of every description whatsoever belonging to or accruing to the benefit of the lessor under the Tenant Leases;

          (b)  the Contracts;

          (c)  the Licenses and Permits; and

          (d)  the Intangible Property.

Assignee hereby assumes and agrees to perform all of the terms, covenants, and conditions required to be performed under the Tenant Leases and Contracts arising or accruing on or after the date hereof, including, but not limited to, the obligation to repay or credit all security and prepaid rental deposits to the lessees under the Tenant Leases in accordance with the terms thereof.

     3. SUCCESSORS AND ASSIGNS. This Assignment is binding upon and will inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     4. INDEMNITY. Assignee hereby agrees to indemnify, save and hold harmless Assignor from and against any and all losses, liabilities, claims, or causes of action (including reasonable attorneys' fees) arising or accruing with respect to the Personal Property, Tenant Leases, Contracts, Licenses and Permits or Intangible Property on or after the date hereof. Assignor agrees to indemnify, save and hold harmless Assignee from and against any and all losses, liabilities, claims, or causes of action (including reasonable attorneys' fees) existing or accruing with respect to the Personal Property, Tenant Leases, Contracts, Licenses and Permits or Intangible Property prior to the date hereof and during Assignor's ownership of the Real Property.

                            [SIGNATURE PAGE FOLLOWS.]

                                      ASSIGNOR:

                                      ASG WATAUGA PAVILION, LTD.,
                                      a Texas limited partnership

                                      By:   ASG Real Estate Company
                                            a Texas corporation
                                            General Partner

                                            By:
                                                    ----------------------------
                                            Name:
                                                    ----------------------------
                                            Title:
                                                    ----------------------------

                                      ASSIGNEE:


                                      ------------------------------------------
                                      a
                                        ----------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   EXHIBIT "D"

                       FORM OF TENANT ESTOPPEL CERTIFICATE

To:
Inland Real Estate Acquisitions, Inc., and
Inland Western Watauga Limited Partnership, and its lenders, successors and assigns ("Purchaser")
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: ____________________

     Re:  Lease Agreement dated _________________ and amended __________________
          ("Lease"), between __________________________ as "Landlord", and
          _________________, as "Tenant", guaranteed by _____________________
          ("Guarantor") for leased premises known as _________________________ the "Premises") of the property commonly known as ___________________ (the "Property").

1. Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

  a. Dates of all amendments, letter
     agreements, modifications and waivers
     related to the Lease:_________________________________________.

  b. Commencement Date:____________________________________________.

  c. Expiration Date:______________________________________________.

  d. Current Annual Base Rent: ____________________________________.

                                            ADJUSTMENT DATE    RENTAL AMOUNT
                                            ---------------    -------------
  e. Fixed or CPI Rent Increases:           _______________    _____________

  f  Square Footage of Premises:_________________

  g. Security Deposit Paid to Landlord:_________________

  h. Renewal Options                        Additional Terms for
                                            _________ years at $___________ per year

  i. Termination Options                    Termination Date _______________________
                                            Fees Payable ____________________________

2.   Tenant further certifies to Purchaser that:

  a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;
  b. the Lease has not been assigned by Tenant and the Premises have not been sublet by Tenant:

  c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord in connection therewith to Tenant have been given;
  d. Tenant is open for business or is operating its business at the Premises;
  e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;
  f. To Tenant's knowledge, Landlord has no legal or contractual obligation to segregate the security deposit or to pay interest thereon;
  g. To Tenant's knowledge, Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord thereunder;
  h. To Tenant's knowledge, Tenant has no existing defenses, offsets, liens, claims or credits against Tenant's payment obligations under the Lease;
  i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph l(i));
  j. Tenant has not been granted any options or rights Of first refusal to purchase the Premises or the Property;
  k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;
  l. To Tenant's knowledge, no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;
  m. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;
  n. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;
  o. the Lease does not give the Tenant any operating exclusives for the Property; and
  p. Rent has been paid through _______ ___, 2004.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

                                      [TENANT]


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Date:                   , 2004
                                           -------------------

                         GUARANTOR ESTOPPEL CERTIFICATE

Date:____________________, 2004


To: _____________________

Inland Real Estate Acquisitions., Inc., and
Inland Western Watauga Limited Partnership, and its lenders', successors and assigns ("Purchaser")
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: ______________

     Re: Guaranty Agreement dated _____________________ ("Guaranty of Lease") pertaining to that certain lease dated ____________________ between ________________________________ as Landlord and _____________________
          as Tenant for leased premises known as _______________________________ (the "Premises") located at the property commonly known as ______________________________________________ (the "Property").

  1. Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

  2. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

  3. The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

                                      [GUARANTOR]


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Date:                    , 2004
                                            -------------------

Guarantor Page

                                   EXHIBIT "E"

                              SURVEY SPECIFICATIONS

     I/We hereby certify to INLAND WESTERN WATAUGA LIMITED PARTNERSHIP, ______________ (Lender) and _____________________________ (Name of Title
Insurance Company) that (a) this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights' of way and setback lines which are either visible or of record in ___________________ County, _____________________ (according to Commitment for
Title Insurance Number ________, dated ____________, 2004, issued _________________________), are accurately reflected hereon, (c) this survey accurately depicts the state of facts as they appear on the ground, (d) except as shown hereon, there are no improvements, encroachments, fences or roadways on any portion of the property reflected hereon, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR Section 1909.1), as amended (such determination having been made from a personal review of flood map number _____________, which is the latest available flood map for the property), (g) the title lines and lines of actual possession are the same, (h) all utility services required for the operation of the property either enter the property through adjoining public streets, or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains _________ acres and _____________ parking spaces,
(k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with "MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS" jointly established and adopted by American Land Title Association ("ALTA") and American Congress on Surveying and Mapping ("ACSM") in 1999 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 3, 4, 6, 7(a, b, and c), 8-11 and 13 of Table A thereof.

     Dated: _________, 2004       (NAME OF SURVEYOR AND QUALIFICATION)


                                      --------------------------------------

                                      Registration No.______________________

     Note: Buyer also requires a finished floor elevation certificate for all finished structures located in a flood zone

Solo Page

                                 EXHIBIT "F"

                    SCHEDULE OF DUE DILIGENCE ITEMS DELIVERED


   [SCHEDULE OF DUE DILIGENCE ITEMS DELIVERED IS ATTACHED TO THIS COVER PAGE]

Cover Page

                             DUE DILIGENCE CHECKLIST
        The following information is to be provided for management review

NAME OF PROPERTY:                                                                           Comments
-------------------------------------------------------------------------------------------------------
A.   FINANCIAL INFORMATION                                                                    /X/

     1.   Copy of leases and any guarantees                                                   /X/

     2.   Current Rent Roll                                                                   /X/

     3.   Standard Lease Form                                                                 /X/

     4.   Latest leasing status report                                                        /X/

     5.   Summary of recent lease transactions including rate and tenant
          improvement allowances                                                              /X/

     6.   List of current tenants on percentage rent only or percentage rent
          in lieu basis                                                                       /X/

     7.   List of specialty license agreements                                                NONE

     8.   Operating Statements
               a.   Prior five full years operating statements + Year-to-date
                    statement                                                                 /X/
               b.   Current year/full year operating budget                                   /X/
               c.   Following year budget                                                     NONE

     9.   Prior year's general ledger statement + Year-to-date statement                      /X/

     10.  Last three years' bills for:
               a.   Real estate taxes                                                         /X/
               b.   Insurance                                                                 /X/
                    1)   Liability                                                            /X/
                    2)   Property                                                             /X/
               c.   Reconciliation's for CAM/taxes/insurance                                  NONE
               d.   Statement of current monthly amounts paid by tenants for
                    CAM/tax/insurance plus a year-to-date balance of
                    amounts paid by each tenant

     11.  Information related to any recent CAM or TAX Audits, including copies
          of reports                                                                          NONE

     12.  Leakage report of reimbursable expenses by tenant.                                  NONE

     13.  Base rent collected in previous calendar year period by tenant                      /X/

     14.  Physical occupancy for the last calendar years prior to purchase               SEE RENT ROLL

     15.  Receivables status/aging report                                                     /X/

     16.  Tenant sales reports for last three years                                           /X/

     17.  Tenant financial statements                                                         /X/

     18.  Lease expirations - next three years                                                NONE

          a.   Status of expirations, with kick-outs, with respect to renewal
               possibilities                                                                  /X/

     19.  Description and breakdown of Promotional Income and Marketing Fund                  NONE

     20.  Leasing Plan                                                                        /X/

Due Diligence Checklist for Management Review
Page 2

NAME OF PROPERTY:                                                                           Comments
-------------------------------------------------------------------------------------------------------
B.   EXPENSE INFORMATION

     1.   consecutive utility bills
          a.   Water                                                                          /X/
          b.   Gas                                                                            NONE
          c.   Electric                                                                       /X/
          d.   Telephone and dedicated lines                                                  NONE

     2.   Copies of all service agreements, contracts or any leases that encumber the property
          a.   Fire/ sprinkler / burglar alarms                                               /X/
          b.   Antenna cable/satellite dish                                                   N/A
          c.   Cleaning                                                                       N/A
          d.   Exterminating                                                                  /X/
          e.   Landscaping                                                                    /X/
          f.   Scavenger                                                                      /X/
          g.   Security service                                                               N/A
          h.   Snow removal                                                                   N/A
          i.   Towing                                                                         /X/
          j.   Union contracts                                                                N/A
          k.   Elevator                                                                       N/A
          I.   Uniform rental                                                                 N/A
          m.   Water softeners                                                                N/A
          n.   Leasing                                                                        /X/
          o.   Management Agreement                                                           /X/
          p.   Advertising                                                                    N/A
          q.   Tax reduction legal fees                                                       /X/
          r.   Any other service contracts or leases not cancelable in 90 days                N/A

     3.   Capital improvements
          a.   Capital improvements over the last 36 months                                   /X/
          b.   Five-year capital expenditure forecast                                         /X/
          c.   Assignable warranties                                                          /X/

C.   ENVIRONMENTAL REPORTS
     1.   Phase I (old)                                                                       /X/
     2.   Phase I (new)                                                                       /X/
     3.   Other                                                                               /X/

D.   STAFFING
     1.   Itemized by position and salary                                                     /X/

E.   SITE INSPECTIONS
     1.   Inspection report                                                                   /X/
     2.   Photo attached                                                                    SEE B-11

Due Diligence Checklist for Management Review
Page 3

NAME OF PROPERTY:                                                                               Comments
-----------------------------------------------------------------------------------------------------------------
F.   MISCELLANEOUS
     1.   Code violations
          a.   Current and outstanding                                                             NONE
          b.   Last 24 months, with compliance                                                     N/A
          c.   Contact municipalities as to other problems                                         N/A

     2.   Easement/encumbrances; restrictive easement agreements/operating easement        To be provided with
          agreements                                                                        Title Information

     3.   Warranties
          a.   Roof                               Will deliver at completion of
          b.   Construction                       construction.

     4.   Current tenant contact list                                                              /X/

     5.   Certificates of insurance for each tenant                                                /X/

     6.   Current insurance policies (building and common area)
          a.   Property                                                                            /X/
          b.   Liability                                                                           /X/
          c.   Umbrella                                                                            /X/
          d.   Elevation Certificates for Flood Insurance                                          NONE

     7.   Appraisal
          a.   Old Third Party Appraisal                                                           NONE
          b.   New Appraisal                                                                       NONE

     8.   Marketing/leasing brochures                                                              /X/

     9.   Survey                                                                        Will deliver per Contract

     10.  Site Plan                                                                                /X/

     11.  Building photographs and aerials                                                         /X/

     12.  Certificates of Occupancy                                                                /X/

     13.  Zoning Letter                                                                            /X/

     14.  Building Plans and Specifications                                                        /X/

     15.  Estoppels                                                                     Will deliver per Contract

Item #A6.   List of current tenants on percentage rent only or percentage rent in lieu basis.

            There are no Tenants on percentage rent only. The following Tenants' Leases contain percent rent clauses:

            1.   Bed Bath & Beyond
            2.   Party City
            3.   Pier 1 Imports

Item #A7.   List of specialty license agreements.

            NOT APPLICABLE

Item #A8.   Operating Statements.

            a. Prior five full years' operating statements + Year-to-Date Statement

                      -  No five-year history available.
                      -  2003 Operating Statement enclosed.
                      -  2004 YTD through February enclosed.

            b.   Current year full operating budget.

                 2004 Operating Budget enclosed.

            c.   Following year budget.

                 Preliminary 2005 Budget is enclosed.

Item #A10.  Last three years' bills for:

            a.   Real Estate taxes

                 Property was not in service until 2003. Bills for 2003 are enclosed.

            b.   Insurance
                 1.   Liability - Invoice for 2004 enclosed.
                 2.   Property - Invoice for 2004 enclosed.

            c.   Reconciliations for CAM / Taxes / Insurance

                 Property has not been in service for a full year. No reconciliations are available.

            d. Statement of current monthly amounts paid by tenants for CAM / Taxes / Insurance plus a year-to-date balance of amounts paid by each Tenant.

Item #A11.  Information related to any recent CAM or TAX Audits, including copies of reports.

            No CAM / Tax Audits have been performed to date.

Item #A12.  Leakage report of reimbursable expenses by Tenant.

            Property has not been in service for a full year. No leakage report has been prepared as of this date.

Item #A14.  Physical occupancy for the last five calendar years prior to purchase.

            Property was put into service in 2003. See Rent Roll for opening dates.

Item #A16.  Tenant sales reports for the last three years.

            The only Tenants that have submitted Sales Reports to date are:

            Pier 1 Imports (enclosed)
            Mattress Giant (enclosed)

Item #A18.  Lease Expirations - next three years

            a. Status of expirations, with kick-outs, with respect to renewal possibilities.

                 No Leases expire within the next three years. A Lease expiration report through 2015 is enclosed.

                 With regards to kick-outs, other than the kick-out related to Co-Tenant issues, Party City is the only Tenant that has a kick-out clause related to sales; however, this does not go into effect until Year 5.

Item #A19.  Description and breakdown of Promotional Income and Marketing Fund.

            No Promotional or Marketing Fund has been established to date.

B.   EXPENSE INFORMATION

     1.   Twelve months of consecutive utility bills

          We do not have twelve months of billings.

          a. Water - All invoices to date for irrigation, and Buildings 7600 and 7608 are enclosed.

          b. Gas - Tenants are responsible for their own gas consumption.

          c. Electric - All invoices to date for house meters are enclosed. Tenants are responsible for their own electrical consumption.

          d. Telephone and dedicated lines - Tenants are responsible for their own service.

ITEM #B3.   CAPITAL IMPROVEMENTS

a.   CAPITAL IMPROVEMENTS OVER THE LAST 36 MONTHS

     Other than the initial construction cost, no additional capital expenditures have been required.

b.   FIVE-YEAR CAPITAL EXPENDITURE FORECAST

     All work is new and under warranty. There is no capita expenditure forecast at this time.

c.   ASSIGNABLE WARRANTIES

     All warranties under the construction contract will be assignable. Warranties have not been provided to date, but will be, upon completion of the construction work.

Item #D.    Staffing

            1.   Itemized by position and salary

            There is no on-site personnel.

Item #F1.   CODE VIOLATIONS

            No Code Violations have been reported to date.

Item #F2.   EASEMENT / ENCUMBRANCES

            Restrictive easement agreements / operating easement agreements.

            To be provided with Title Information. Also, see C3 Wetland Information.

Item #F7.   APPRAISALS

            No Appraisal is in our possession.

Item #F13.  ZONING LETTER

            In lieu of a zoning letter, the City Zoning Map and the Zoning Ordinance are enclosed.

Item #F14.  BUILDING PLANS AND SPECIFICATIONS

            The original building plans and specifications are enclosed. These do not contain the changes required in the field. As-built drawings will be presented at the completion of the job.

Item #F15.  ESTOPPELS

            Will deliver per Contract.

                                   EXHIBIT "G"

             FORM OF POST-CLOSING ESCROW AND MASTER LEASE AGREEMENT

   [FORM-OF POST-CLOSING ESCROW AND MASTER LEASE AGREEMENT IS ATTACHED TO THIS COVER PAGE; OR, IF NOT ATTACHED HERETO, THEN THE FORM THEREOF SHALL BE AGREED
   UPON IN GOOD FAITH BY AND BETWEEN SELLER AND PURCHASER IN THEIR RESPECTIVE REASONABLE DISCRETION WITHIN TEN (10) DAYS AFTER THE EFFECTIVE DATE AND, UPON
           SUCH AGREEMENT, THAT FORM SHALL BE DEEMED ATTACHED HERETO]

Cover Page

                                   EXHIBIT "H"

                          POST-CLOSING LEASING CRITERIA

     1. The proposed use does not directly violate any exclusions or restrictions then existing in any other tenant's lease in the Property or in any covenants contained in any documents of record as to the Property as of the date thereof (except if a consent or waiver has been obtained from the tenant holding the applicable exclusive or the party to whom the applicable restriction benefits).

     2. The lease is for an original term of not less than 3 years, nor more than 10 years.

     3. The Lease does not obligate the landlord thereunder to pay any tenant improvement expenses in excess of $15.00 per foot (except to the extent Seller elects to pay any such excess).

     4. No rent concessions shall be provided to the tenant which would accrue at Purchaser's expense (except for those, if any, for which Seller remains obligated to pay under the Post-Closing Escrow and Master Lease Agreement during the Post-Closing Leasing Period).

     5. The proposed tenant (or the franchisor for the proposed tenant, if applicable) shall have at least one location other than at the Property.

     6. The proposed tenant and/or lease guarantor have an aggregate net worth of at least two years of the total aggregate annualized rent, including all expenses payable under the proposed lease, for any tenant of leased premises up to 7,000 square feet or such tenant, and/or guarantor provides reasonably satisfactory credit enhancement (such as a cash escrow or letter of credit) for any shortfall in aggregate net worth.

     7. The proposed lease shall average at least 3% increases in base rent per year over the primary term of the 1ease.

     8. The proposed lease will not include material rent reductions, co-tenancy requirements, or early termination clauses (except those granted in connection with landlord defaults or customary abatements and termination rights in connection with casualty and/or condemnation).

     9. In addition to tenant's base rent, the proposed lease will include 100% reimbursement for the tenant's proportionate share of taxes, insurance and common area maintenance, including an administrative charge for CAM of not less than 8% (or, in the alternative, providing for a 4-1/2% management fee or an equivalent combination of both).

     Purchaser shall act in a commercially reasonable manner and in good faith during its review and determination of the credit worthiness of any tenant and/or guarantor. Also, Purchaser agrees to respond to Seller deliveries of tenant/guarantor credit information within 3 business days after its receipt by Purchaser thereof, and said tenant/guarantor credit worthiness shall be deemed approved by Purchaser if not approved reasonably denied in good faith within such 3 business day period.

Solo Page
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                                   EXHIBIT "I"

         APPROVED PLANS AND SPECIFICATIONS FOR POST-CLOSING CONSTRUCTION

    [THE APPROVED PLANS AND SPECIFICATIONS SHALL BE ATTACHED HERETO AFTER THE
                  EFFECTIVE DATE AS PROVIDED IN SECTION 15.4]

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                                   EXHIBIT "J"

                              BASE SHELL CONDITION

A.   STRUCTURE:

     1. Exterior wall surfaces shall be selected by Landlord in keeping with the overall architectural plan for the center.

     2. Roofing shall be built-up composition roofing, in keeping with the overall architectural plan for the center.

B.   STORE FRONT:

     1. A standard storefront shall be provided in keeping with the overall architectural plan for the center.

     2.   A storefront door consisting of one 3' by 8' door shall be provided.

C.   PARKING AREAS AND WALKS:

     1.   Parking areas shall be hard-surfaced.

     2. Walks shall be surfaced with concrete, in keeping with the overall architectural plan for the center.

     3. Parking areas and walks shall be provided with reasonably adequate artificial lighting.

D. FLOOR SLAB: The interior of the tenant space will have a smooth concrete floor except for the rear five (5) feet.

E.   UTILITIES:

     1. Cold water service shall be brought to the rear interior perimeter of the tenant space.

     2. Waste line shall be brought to the five-foot "leave-out" in the tenant space.

     3. Gas service shall be brought to a location at the perimeter of the shell building, at which location the gas company will set its meter.

     4. Electrical service (120/240-volt, unless instead, 110/208-volt service is provided in the area, and at Landlord's option either three-phase or one-phase service) shall be brought to a location on the perimeter wall of the shell building, at which location the electric company will set tenant's meter, at tenant's cost.

     5. Telephone service shall be brought to a location on the perimeter wall of the shell building.

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